UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22080
                                                    -----------

                    First Trust Active Dividend Income Fund
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                  Date of reporting period: November 30, 2015
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2015

                                  FIRST TRUST
                                  Dividend and
                                     Income
                                      Fund
                                     (FAV)

      Chartwell Investment Partners
------------------------------------------
Institutional and Private Asset Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  14
Statement of Operations.....................................................  15
Statements of Changes in Net Assets.........................................  16
Statement of Cash Flows.....................................................  17
Financial Highlights........................................................  18
Notes to Financial Statements...............................................  19
Report of Independent Registered Public Accounting Firm.....................  26
Additional Information......................................................  27
Board of Trustees and Officers..............................................  32
Privacy Policy..............................................................  34


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Chartwell Investment Partners, LLC ("Chartwell" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dividend and Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's web page at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust and Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filing.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST DIVIDEND AND INCOME FUND (FAV) ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                               NOVEMBER 30, 2015


Dear Shareholders:

Thank you for your investment in First Trust Dividend and Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended November 30, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened as of November 30, 2015.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
"AT A GLANCE"
AS OF NOVEMBER 30, 2015 (UNAUDITED)

--------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------
Symbol on New York Stock Exchange                                      FAV
Common Share Price                                                   $8.17
Common Share Net Asset Value ("NAV")                                 $9.30
Premium (Discount) to NAV                                           (12.15)%
Net Assets Applicable to Common Shares                         $76,817,555
Current Quarterly Distribution per Common Share (1)                $0.1700
Current Annualized Distribution per Common Share                   $0.6800
Current Distribution Rate on Closing Common Share Price (2)           8.32%
Current Distribution Rate on NAV (2)                                  7.31%
--------------------------------------------------------------------------


-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
            Common Share Price        NAV
11/14             $9.19              $10.20
                   9.20               10.25
                   8.87                9.79
                   9.05               10.10
12/14              9.09               10.19
                   9.17               10.12
                   8.94               10.01
                   8.84                9.92
                   8.82                9.88
1/15               8.62                9.65
                   8.80                9.94
                   8.97               10.10
                   8.97               10.16
2/15               9.02               10.16
                   8.91                9.95
                   8.74                9.86
                   8.88               10.08
3/15               8.85                9.97
                   8.80               10.02
                   8.96               10.16
                   8.89               10.16
4/15               8.87               10.07
                   8.84               10.08
                   8.80               10.10
                   8.88               10.15
5/15               8.89               10.16
                   8.64                9.98
                   8.66               10.00
                   8.65               10.04
6/15               8.60               10.01
                   8.48                9.85
                   8.43                9.83
                   8.56                9.94
                   8.21                9.51
7/15               8.23                9.64
                   8.12                9.54
                   8.20                9.62
                   7.84                9.15
8/15               7.81                9.20
                   7.65                8.95
                   7.81                9.10
                   7.81                9.07
9/15               7.72                8.97
                   7.95                9.03
                   8.25                9.32
                   8.33                9.39
                   8.26                9.30
10/15              8.34                9.28
                   8.33                9.39
                   8.06                9.11
                   8.15                9.28
                   8.17                9.32
11/15              8.17                9.30
-----------------------------------------------


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                   Average Annual Total Return
                                                  ------------------------------
                                                                     Inception
                                 1 Year Ended     5 Years Ended      (9/20/07)
                                   11/30/15         11/30/15        to 11/30/15
Fund Performance (3)
NAV                                 -1.23%            7.31%             2.06%
Market Value                        -3.79%            3.45%            -0.10%

Index Performance
Russell 1000(R) Value Index         -1.11%           13.47%             4.39%
S&P 500(R) Index                     2.75%           14.40%             6.11%
--------------------------------------------------------------------------------


-------------------------------------------------------
                                            % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
-------------------------------------------------------
General Electric Co.                           3.4%
JPMorgan Chase & Co.                           3.0
Pfizer, Inc.                                   2.8
Wells Fargo & Co.                              2.5
Merck & Co., Inc.                              2.4
Intel Corp.                                    2.0
Microsoft Corp.                                1.8
Medtronic PLC                                  1.8
Chevron Corp.                                  1.7
Philip Morris International, Inc.              1.7
-------------------------------------------------------
                                     Total    23.1%
                                             ======


-------------------------------------------------------
                                               % OF
CREDIT QUALITY (S&P RATINGS)(4)            SENIOR LOANS
-------------------------------------------------------
BBB                                            1.0%
BB+                                            5.2
BB                                             9.3
BB-                                           12.4
B+                                            14.0
B                                             36.0
B-                                             9.1
CCC+                                           7.3
CCC                                            3.7
Privately rated securities                     2.0
-------------------------------------------------------
                                     Total   100.0%
                                             ======


-------------------------------------------------------
                                            % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
-------------------------------------------------------
Financials                                    28.4%
Health Care                                   13.8
Consumer Discretionary                        13.5
Energy                                         9.2
Industrials                                    9.2
Consumer Staples                               9.0
Information Technology                         8.8
Telecommunication Services                     3.9
Utilities                                      2.0
Other                                          1.2
Materials                                      1.0
-------------------------------------------------------
                                     Total   100.0%
                                             ======


(1) Most recent distribution paid or declared through 11/30/2015. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2015. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Ratings are by Standard & Poor's, except where otherwise noted. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015


Chartwell Investment Partners, LLC ("Chartwell"), a wholly owned subsidiary of TriState Capital Holdings, Inc., is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. Chartwell manages the equity component and the options element of the First Trust Dividend and Income Fund's (the "Fund") strategy. First Trust Advisors L.P. ("First Trust") manages the senior loan and leverage component of the Fund's strategy.

                           PORTFOLIO MANAGEMENT TEAM

DOUGLAS W. KUGLER, SENIOR PORTFOLIO MANAGER, CHARTWELL

PETER M. SCHOFIELD, SENIOR PORTFOLIO MANAGER, CHARTWELL

WILLIAM HOUSEY, CFA, SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, FIRST
TRUST

SCOTT D. FRIES, CFA, SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, FIRST TRUST


EQUITY MARKET RECAP

The S&P 500(R) Index (the "Index") returned 2.75% (inclusive of dividends) for the 12-month period ended November 30, 2015. Since the two previous fiscal years returned a rather large total of 52%, we had been anticipating a period of relatively muted returns with the possibility of some larger than recent history downdrafts, and the last fiscal year fits that description. The Index started the fiscal year just below an all-time high and for approximately the next six months, it alternated between climbing and falling within a fairly narrow but rising range, culminating in another all-time high on May 21, 2015. From there the market traded sideways for approximately three months. It seemed that the market was slowly coming to grips with the low-growth environment and the fact that the Federal Reserve was likely to raise short-term interest rates for the first time in the last nine years sometime in the fall. But on August 11, 2015, the Chinese government unexpectedly devalued their currency. The markets seemed to accept this without too much angst at first. But as market participants digested that news, the continuing slide in oil prices and mixed economic news, fears of a global economic slowdown began to materialize. Starting on August 20, 2015, and for the next four trading days, the Index fell over 10% taking the Index into "correction" territory (a downward movement of over 10% from recent highs) - something that had not happened in over four years. A good portion of that swift and steep decline was reversed on August 26th and 27th when the Index bounced back by just over 6%. That bounce was brought about by better than expected U.S. economic data and an official with the Federal Reserve making comments that indicated that the start of the "normalization" of short-term interest rates may not be coming in September. From there the Index vacillated a few times due to global growth concerns, but as more data came out that disputed that fear, the Index ground higher and closed on November 30, 2015, 2.4% below its all-time high. Excitement and volatility were not just reserved for the equity markets. Both the energy and interest rate markets saw their share of both during the fiscal year. The price of a barrel of Brent crude went from $73 at the beginning of the fiscal period to $47 to $65 and finally back to $45 at the end of November 2015. This price volatility started with OPEC deciding during a meeting in late November 2014 to not cut their production despite a global over-supply of oil brought on by the development of U.S. Shale Oil Fields. From that point on, any data showing changes in crude oil supply/demand was greeted with a large move in the price of oil. Longer-term interest rates in the U.S. also saw a great deal of volatility. The U.S. 10-year Treasury yield moved from 2.16%, at the beginning of the fiscal period, to 1.64%, then on to 2.48%, before settling in a range between 2.00% and 2.30% before closing at 2.21% at the end of November. The 10-year Treasury yield was buffeted about by the same global growth worries that influenced the equity markets as well as the anticipation of when the first actions from the Federal Reserve may occur and how far they might go in their "normalization" process.

PERFORMANCE SUMMARY - EQUITY COMPONENT

For the 12 months ended November 30, 2015, the Fund's net asset value ("NAV") and market price returns were -1.23% and -3.79%, respectively, on a total return(1) basis. The Russell 1000(R) Value Index returned -1.11% on a total return(1) basis over the same period. The equity portion of the Fund's assets was down 1.32% over the period slightly trailing the Russell 1000(R) Value Index. The covered call options program delivered a slight positive return during the period which was not unexpected given the weak equity returns and volatility during the period. The equity portion of the portfolio is invested in higher-yielding dividend stocks as a way to meet the Fund's primary objective of seeking a high level of current income. This focus on higher-yielding stocks proved to be a headwind this fiscal year. In a study done by Bank of America Merrill Lynch, the two highest yielding quintiles of stocks in the Index underperformed the Index by 4.0% during the period. Within the equity portion of the portfolio, the largest detractor to relative performance was the Energy group with stock selection within the group responsible for the majority of the


-----------------------------
(1) Total return is based on the combination of reinvested dividends, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015


underperformance. The portfolio had exposure to several Master Limited Partnerships (MLPs) which had steep price declines. The severe decline in the price of oil caused both a reduction in earnings estimates and valuations for these holdings. We believe the MLPs that are held by the portfolio are of high quality and their share prices should recover when the energy markets recover. However, we are carefully watching their fundamentals to ensure the appropriateness of continuing those investments. In addition, the portfolio did not hold any refining companies, which generally performed well during the period. Outside of the Energy group, portfolio positioning and stock selection was weak in the Health Care group as the portfolio's pharmaceutical holdings did not perform as well as expected and the portfolio did not hold enough weight in the Health Care Equipment & Services group which was a strong group during the year. On the positive side, stock selection in the Food, Beverage & Tobacco group was very strong and benefited from the takeover of Kraft Foods. Within the Software & Services group, stock selection benefited from what the portfolio did not own, while stock selection in the Retailing and Automobile & Components groups was strong and was aided mostly by stocks that were held by the portfolio.

PERFORMANCE SUMMARY - SENIOR LOAN COMPONENT

The 12-month period ended November 30, 2015 was generally softer for the senior loan market after starting the year off relatively strong. The S&P/LSTA Leveraged Loan Index had a positive return of 1.99% for the six-month period ended May 31, 2015, only to finish with a return of -0.87% for the 12-month period ended November 30, 2015 and as a result, leverage was a detractor to the performance of the Fund. From a credit quality perspective, higher credit-rated issues provided the strongest performance for the period. Higher quality BB-rated issues returned 1.92% in the period, outperforming lower quality B-rated issues' return of -0.92%, and significantly outperforming CCC-rated issues' return of -6.61%. The average price of loans in the market began the period at $97.51, and after peaking at $97.57 at the end of April, loan prices ended the period at $92.63. (Source: S&P/LSTA)

CREDIT QUALITY/DEFAULT RATES

The default rate of the S&P/LSTA Leveraged Loan Index entered the period at 3.33% and hit a 12-month high of 3.99% in January. The higher default rate was primarily driven by the default of Texas Competitive Electric Holdings Co. LLC ("TXU"), an electric utility in the state of Texas. While the default occurred in April of 2014, it remained in the trailing 12-month data. TXU is the largest senior loan debt issuer to default and a large high-yield bond issuer. The trailing 12-month default rate in the senior loan market declined sharply in April 2015, when TXU's default rolled off, and then remained relatively benign, ending the period at 1.47%, which is well below the long-term average for the asset class.

Despite the strength of corporate balance sheets today, the lack of near-term debt maturities, and access to robust capital markets, we believe the default rates for both senior loans and high-yield bonds could drift higher in 2016 driven by lower commodity prices, principally oil, gas, coal and iron ore. However, we believe that increasing corporate defaults will likely be contained within these cyclical commodity sectors and not systemic to the overall market.

SENIOR LOAN MARKET OUTLOOK

While the turmoil in financial markets caused a great deal of concern recently, we believe firmly that this is a correction rather than the beginning of a recession in the U.S. However, we believe that in the near future, there remains a healthy probability that this correction is not yet over and we may indeed see further volatility. The last time U.S. equities declined over 10% (as they did this August) was in 2011. Such a prolonged period of relative stability can sometimes lead to financial market complacency. Generally, corrections are largely technical in nature (rather than fundamental) and can reprice risk, akin to throwing the baby out with the bath water, thereby creating potential opportunities. As such, we view this current correction as a healthy opportunity for patient investors willing to wait for fundamentals to drive returns again. Our outlook for U.S. credit markets including senior bank loans and high-yield bonds is consistent with our prior outlook. We believe the combination of strong technical tailwinds created by global central bank policy, attractive valuations within the credit markets, a below trend default rate environment, modest but healthy economic growth and sound corporate fundamentals provide a firm backdrop for potential returns in the periods ahead. We continue to believe that steadily improving economic data (GDP growth of approximately 2.0%-2.5% and the improved unemployment picture) will provide the Federal Reserve the motivation they require to begin the process of raising interest rates in the near-term.

We believe today's high-yield bond yields (Yield-to-Worst) and spreads over U.S. Treasuries remain attractive at 8.14%, and 640 basis points (bps), respectively, as of November 30, 2015. While weak pricing in energy (oil & gas) and metals/mining commodities (coal & iron ore) may lead to higher defaults within the high-yield bond market, we believe those defaults will likely be contained within those specific sectors, and hence, not necessarily systemic to other

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015


areas of the market. We have maintained a significant underweight position in energy and metals/mining, which has proven beneficial in the wake of the commodity price declines. Importantly, energy-induced volatility is likely to weigh on the high-yield bond benchmark, which we believe further supports the rationale for active decision making, rather than passive, within the high-yield credit market.

Retail investors have been reducing exposure to senior loans in the wake of declining Treasury yields, while institutional investors have simultaneously embraced senior loans. We believe that with a potential increase in the Federal Funds rate on the horizon, we'll likely begin to see greater demand for senior loans in the coming months from retail investors. Based on current valuations, we believe senior loans, given their senior secured position in the capital structure and floating interest rate, are well positioned as we move through the remainder of 2015 and into 2016. The respite in retail demand has helped to somewhat balance supply and demand within the senior loan market, given reduced new senior loan issuance that resulted from new regulatory constraints that have been placed on banks issuing senior loans. Moreover, as high-yield bond funds suffered redemptions throughout the last few months, we believe they were selling some of their senior loan positions, given how well loans held up relative to the broad high-yield market. This supply has also supported a balanced market.

In summary, we believe that both the high-yield bond and senior loan markets offer compelling opportunities today, principally within an actively managed framework where risk can be appropriately managed. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and will focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.

EQUITY MARKET AND FUND OUTLOOK

The Index attained an all-time closing high of 2,130.82 on May 21, 2015, and it closed this fiscal year down only 2.4% from that record level. As was stated earlier, the Index was up 52% in the two preceding years and up over 200% from its closing low of 676.53 on March 9, 2009 through November 30, 2015. So is the paltry (by comparison) 2.75% gain this year a respite which will allow the market to advance more strongly in the coming years? We believe that depends on the answers to a myriad of questions that remain unanswered. Some of them are:
How quickly and to what level will the Federal Reserve raise short-term interest rates after its first change to policy in the last nine years? What will be the impact of those hikes (assuming they occur) on the economy? Will the U.S. employment picture continue to improve? What are the not-so-visible impacts of the collapse in oil prices? Will China be able to maneuver through its economic transition? What will happen in the upcoming US elections? There are many other issues which add to the uncertain environment - but these uncertainties can provide positive impetus to stock prices if they are resolved in a market friendly manner. Stock prices have risen the last few years on a combination of the mostly positive resolution of uncertainties, strong earnings growth and increased confidence in the economy's ability to continue to improve coming out of the "Great Recession". Given valuations in the equity markets are above longer-term averages and higher interest rates (which are typically viewed as a headwind to equity valuations) appear to be coming, we believe that earnings growth will have to improve in order for the equity market to move substantially higher. While this earnings growth may prove more difficult than in prior years, we believe that companies have learned how to operate well in the low growth environment that the global economy has been experiencing and that we believe will continue. Absent a global recession, revenues should move higher and companies will continue to be vigilant on controlling costs thereby keeping profit margins at or near current high levels. In addition, we believe that the uptick in mergers and acquisitions will continue as will strong stock repurchases, which should help corporations in their search for earnings growth. Low interest rates have helped facilitate these corporate actions and despite the increase in short-term rates that is expected, we believe rates will remain low enough to continue to drive these actions.

Our position is essentially unchanged. Despite the uncertainties, the economy should continue to grow at a reasonable, but not overly strong rate, and corporate profits should continue to grow as well. This could provide a solid backdrop for the market going forward. However, with valuation of the stock market no longer at the lower end of historical norms, and with earnings growth flattening out, we believe moves higher in the Index will likely be more muted going forward with the increased likelihood of periods of price declines. No matter the outcome of these issues, we will manage the Fund with the dual objectives of generating a high level of current income while seeking capital appreciation over the market cycle.

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2015

  SHARES                                        DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - 82.4%

             AEROSPACE & DEFENSE - 1.5%
     11,500  Honeywell International, Inc. (a)................................................  $    1,195,425
                                                                                                --------------
             AUTOMOBILES - 1.4%
     30,000  General Motors Co................................................................       1,086,000
                                                                                                --------------
             BANKS - 13.5%
     28,000  BB&T Corp. (a)...................................................................       1,081,360
     70,000  F.N.B. Corp......................................................................       1,016,400
     40,000  Fifth Third Bancorp..............................................................         826,800
     43,000  JPMorgan Chase & Co. (a).........................................................       2,867,240
      9,500  M&T Bank Corp....................................................................       1,190,635
     20,000  PacWest Bancorp..................................................................         940,400
     44,000  Wells Fargo & Co. (a)............................................................       2,424,400
                                                                                                --------------
                                                                                                    10,347,235
                                                                                                --------------
             BIOTECHNOLOGY - 2.0%
     26,000  AbbVie, Inc. (a).................................................................       1,511,900
                                                                                                --------------
             CAPITAL MARKETS - 2.3%
     27,500  Charles Schwab (The) Corp........................................................         927,025
     25,000  Invesco Ltd......................................................................         842,250
                                                                                                --------------
                                                                                                     1,769,275
                                                                                                --------------
             CHEMICALS - 0.9%
      7,500  LyondellBasell Industries N.V., Class A..........................................         718,650
                                                                                                --------------
             COMMERCIAL SERVICES & SUPPLIES - 1.1%
     54,000  Covanta Holding Corp.............................................................         872,100
                                                                                                --------------
             CONSUMER FINANCE - 1.3%
     13,500  American Express Co..............................................................         967,140
                                                                                                --------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 3.6%
     48,700  AT&T, Inc. (a)...................................................................       1,639,729
     25,200  Verizon Communications, Inc. (a).................................................       1,145,340
                                                                                                --------------
                                                                                                     2,785,069
                                                                                                --------------
             ELECTRIC UTILITIES - 1.3%
     30,000  PPL Corp. (a)....................................................................       1,021,200
                                                                                                --------------
             ENERGY EQUIPMENT & SERVICES - 0.6%
     33,500  Noble Corp. PLC..................................................................         444,545
                                                                                                --------------
             FOOD & STAPLES RETAILING - 1.5%
     12,000  CVS Health Corp..................................................................       1,129,080
                                                                                                --------------
             FOOD PRODUCTS - 1.0%
     20,000  B&G Foods, Inc...................................................................         755,600
                                                                                                --------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
     22,300  Medtronic PLC (a)................................................................       1,680,082
                                                                                                --------------
             HEALTH CARE PROVIDERS & SERVICES - 1.1%
      9,500  Cardinal Health, Inc.............................................................         825,075
                                                                                                --------------
             HOTELS, RESTAURANTS & LEISURE - 2.7%
     11,500  DineEquity, Inc. (a).............................................................         975,660
     22,000  Six Flags Entertainment Corp. (a)................................................       1,141,800
                                                                                                --------------
                                                                                                     2,117,460
                                                                                                --------------
             INDUSTRIAL CONGLOMERATES - 4.3%
    110,000  General Electric Co. (a).........................................................       3,293,400
                                                                                                --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

  SHARES                                        DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

             INSURANCE - 4.7%
     12,000  ACE, Ltd.........................................................................  $    1,378,200
     23,000  Arthur J. Gallagher & Co.........................................................       1,006,250
     24,500  MetLife, Inc.....................................................................       1,251,705
                                                                                                --------------
                                                                                                     3,636,155
                                                                                                --------------
             IT SERVICES - 1.7%
     15,000  Automatic Data Processing, Inc. (a)..............................................       1,293,900
                                                                                                --------------
             MEDIA - 3.2%
     30,000  Cinemark Holdings, Inc...........................................................       1,041,000
     43,000  National CineMedia, Inc..........................................................         682,410
     40,000  Regal Entertainment Group, Class A (a)...........................................         750,000
                                                                                                --------------
                                                                                                     2,473,410
                                                                                                --------------
             MULTI-UTILITIES - 1.1%
     11,000  DTE Energy Co. (a)...............................................................         885,390
                                                                                                --------------
             OIL, GAS & CONSUMABLE FUELS - 8.6%
     18,000  Chevron Corp. (a)................................................................       1,643,760
     20,500  ConocoPhillips (a)...............................................................       1,108,025
     12,000  Exxon Mobil Corp.................................................................         979,920
     10,000  Occidental Petroleum Corp. (a)...................................................         755,900
     29,800  Royal Dutch Shell PLC, ADR (a)...................................................       1,482,848
     13,200  TOTAL S.A., ADR (a)..............................................................         652,740
                                                                                                --------------
                                                                                                     6,623,193
                                                                                                --------------
             PHARMACEUTICALS - 7.8%
     30,000  AstraZeneca PLC, ADR.............................................................       1,021,500
     42,500  Merck & Co., Inc. (a)............................................................       2,252,925
     82,800  Pfizer, Inc. (a).................................................................       2,713,356
                                                                                                --------------
                                                                                                     5,987,781
                                                                                                --------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
     55,800  Intel Corp. (a)..................................................................       1,940,166
     20,000  Microchip Technology, Inc. (a)...................................................         965,600
                                                                                                --------------
                                                                                                     2,905,766
                                                                                                --------------
             SOFTWARE - 2.3%
     32,000  Microsoft Corp...................................................................       1,739,200
                                                                                                --------------
             SPECIALTY RETAIL - 1.4%
     11,000  L Brands, Inc. (a)...............................................................       1,049,510
                                                                                                --------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.3%
      8,600  Apple, Inc. (a)..................................................................       1,017,380
                                                                                                --------------
             TOBACCO - 4.2%
     27,000  Altria Group, Inc. (a)...........................................................       1,555,200
     18,800  Philip Morris International, Inc. (a)............................................       1,642,932
                                                                                                --------------
                                                                                                     3,198,132
                                                                                                --------------
             TOTAL COMMON STOCKS..............................................................      63,329,053
             (Cost $64,997,953)                                                                 --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

  SHARES/
   UNITS                                        DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
MASTER LIMITED PARTNERSHIPS - 4.2%

             CAPITAL MARKETS - 1.2%
     28,500  Blackstone Group, L.P............................................................  $      890,055
                                                                                                --------------
             OIL, GAS & CONSUMABLE FUELS - 3.0%
     26,000  Alliance Resource Partners, L.P..................................................         445,900
     16,700  Energy Transfer Partners, L.P....................................................         638,107
     25,000  Enterprise Products Partners, L.P................................................         634,750
     18,000  Golar LNG Partners, L.P..........................................................         258,120
     26,000  Teekay Offshore Partners, L.P....................................................         345,540
                                                                                                --------------
                                                                                                     2,322,417
                                                                                                --------------
             TOTAL MASTER LIMITED PARTNERSHIPS................................................       3,212,472
             (Cost $4,628,578)                                                                  --------------

COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 1.3%

             CAPITAL MARKETS - 1.3%
     61,000  Ares Capital Corp................................................................         965,020
             (Cost $1,066,660)                                                                  --------------


 PRINCIPAL                                                                           STATED
   VALUE                         DESCRIPTION                         RATE (b)     MATURITY (c)      VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 25.4%

             AEROSPACE & DEFENSE - 0.2%
$   158,253  DynCorp International, Inc., Term Loan..............      6.25%        07/07/16           150,076
                                                                                                --------------
             AUTO COMPONENTS - 0.1%
    124,217  Gates Global LLC, Initial Dollar Term Loan..........      4.25%        07/06/21           115,885
                                                                                                --------------
             CAPITAL MARKETS - 0.3%
    199,500  American Beacon Advisors, Inc., Term Loan B.........      5.50%        04/30/22           198,503
                                                                                                --------------
             CHEMICALS - 0.2%
     99,000  Emerald Performance Materials LLC, Initial Term Loan
                (First Lien).....................................      4.50%        07/30/21            98,109
     99,500  Ineos US Finance LLC, 2022 Dollar Term Loan.........      4.25%        03/31/22            97,385
                                                                                                --------------
                                                                                                       195,494
                                                                                                --------------
             COMMERCIAL SERVICES & SUPPLIES - 1.4%
     49,625  PSSI (Packers Holdings LLC), Term B Loan............      5.00%        12/02/21            49,377
    396,665  SMG Holdings, Inc., Term Loan (First Lien)..........      4.50%        02/27/20           392,203
    464,824  Southern Graphic, Inc., New Term Loan...............      4.25%        10/17/19           458,818
    196,500  WTG Holdings III Corp. (EWT Holdings III Corp.),
                Term Loan (First Lien)...........................      4.75%        01/15/21           194,289
                                                                                                --------------
                                                                                                     1,094,687
                                                                                                --------------
             CONSUMER FINANCE - 0.3%
    237,292  Walter Investment Management Corp., Tranche B Term
                Loan.............................................      4.75%        12/18/20           205,110
                                                                                                --------------
             CONTAINERS & PACKAGING - 0.1%
     96,344  Anchor Glass Container Corp., Term B Loan...........      4.50%        06/30/22            95,862
                                                                                                --------------
             DIVERSIFIED CONSUMER SERVICES - 1.0%
    230,536  Asurion LLC, Incremental Tranche B-1 Term Loan......      5.00%        05/24/19           216,992
    352,941  Asurion LLC, Term Loan (Second Lien)................      8.50%        03/03/21           310,412
    238,541  Asurion LLC, Incremental Tranche B-4 Term Loan......      5.00%        08/04/22           220,292
                                                                                                --------------
                                                                                                       747,696
                                                                                                --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

 PRINCIPAL                                                                           STATED
   VALUE                         DESCRIPTION                         RATE (b)     MATURITY (c)      VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             DIVERSIFIED FINANCIAL SERVICES - 1.3%
$   200,000  AlixPartners LLP, Initial Term Loan.................      4.50%        07/28/22    $      198,376
    299,964  Duff & Phelps Corp., Initial Term Loan..............      4.75%        04/23/20           295,090
    500,000  First Data Corp., 2021 Extended Dollar Term Loan....      4.21%        03/24/21           497,970
                                                                                                --------------
                                                                                                       991,436
                                                                                                --------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
    250,000  Level 3 Financing, Inc., Tranche B-II 2022 Term
                Loan.............................................      3.50%        05/31/22           247,375
                                                                                                --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS &
                COMPONENTS - 0.2%
    186,364  Zebra Technologies Corp., Term Loan B...............      4.75%        10/27/21           186,513
                                                                                                --------------
             FOOD & STAPLES RETAILING - 1.3%
    512,883  Albertsons LLC, Term B-4 Loan.......................      5.50%        08/25/21           511,857
    515,022  BJ's Wholesale Club, Inc., New 2013 (November)
                Replacement Loan (First Lien)....................      4.50%        09/26/19           504,078
                                                                                                --------------
                                                                                                     1,015,935
                                                                                                --------------
             FOOD PRODUCTS - 1.3%
  1,000,000  New HB Acquisition LLC, Term B Loan (Second Lien)...      8.50%        08/03/23           993,750
                                                                                                --------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
    360,260  Sage Products Holdings III LLC, Term Loan B.........      4.25%        12/13/19           357,335
                                                                                                --------------
             HEALTH CARE PROVIDERS & SERVICES - 1.8%
    324,385  CareCore National LLC, Term Loan....................      5.50%        03/05/21           285,459
     63,819  CHS/Community Health Systems, Inc.,
                2021 Term H Loan.................................      4.00%        01/27/21            62,693
    248,750  Curo Health Services Holdings, Inc., Term B Loan
                (First Lien).....................................      6.50%        02/07/22           247,663
    676,500  Healogics, Inc. (CDRH Parent, Inc.),
                Initial Term Loan (First Lien)...................      5.25%        07/01/21           527,670
     81,670  Heartland Dental Care LLC, Incremental Term Loan....      5.50%        12/21/18            79,220
    225,000  U.S. Renal Care, Inc., Term Loan B,
                Initial Term Loan................................      5.25%        12/31/22           223,312
                                                                                                --------------
                                                                                                     1,426,017
                                                                                                --------------
             HEALTH CARE TECHNOLOGY - 0.2%
    124,396  Healthport Technologies LLC (CT Technologies
                Intermediate Holdings, Inc.), Initial Term
                Loan.............................................      5.25%        12/01/21           122,323
                                                                                                --------------
             HOTELS, RESTAURANTS & LEISURE - 6.5%
    742,514  Amaya Holdings B.V., Initial Term B Loan
                (First Lien).....................................      5.00%        08/01/21           710,727
    641,875  Caesars Growth Partners LLC, Term B Loan
                (First Lien).....................................      6.25%        05/08/21           572,874
    460,737  CityCenter Holdings LLC, Term B Loan................      4.25%        10/16/20           457,397
    162,872  Extended Stay America (ESH Hospitality, Inc.),
                Term Loan........................................      5.00%        06/24/19           163,483
    418,612  Focus Brands, Inc., Refinancing Term Loan
                (First Lien).....................................      4.25%        02/21/18           417,042
    496,250  Norwegian Cruise Lines (NCL Corp.), Term B Loan.....      4.00%        11/19/21           493,977
    321,817  Planet Fitness Holdings LLC, Term Loan..............      4.75%        03/31/21           317,794
    643,500  Portillo's Holdings LLC, Term B Loan (First Lien)...      4.75%        08/02/21           620,978
    750,000  Portillo's Holdings LLC, Second Lien Term Loan......      8.00%        08/01/22           712,500
    212,143  Red Lobster Management LLC, Initial Term Loan
                (First Lien).....................................      6.25%        07/28/21           211,258
    232,416  ROC Finance LLC, Funded Term B Loan.................      5.00%        06/20/19           218,108
    91,081   Station Casinos, Inc., B Term Loan..................      4.25%        03/02/20            90,330
                                                                                                --------------
                                                                                                     4,986,468
                                                                                                --------------
             INSURANCE - 0.7%
    94,987   Amwins Group LLC, Term Loan.........................      5.25%        09/06/19            95,058
    245,555  Confie Seguros Holding II Co., Term B Loan
                (First Lien).....................................      5.75%        11/09/18           245,555
    220,500  USI, Inc. (Compass Investors, Inc.),
                Initial Term Loan................................      4.25%        12/27/19           215,539
                                                                                                --------------
                                                                                                       556,152
                                                                                                --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

 PRINCIPAL                                                                           STATED
   VALUE                         DESCRIPTION                         RATE (b)     MATURITY (c)      VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             IT SERVICES - 0.6%
$   370,313  Interactive Data Corp., Term Loan...................      4.75%        05/02/21    $      369,424
    132,402  Sungard Availability Services Capital, Inc., Term
                Loan B...........................................      6.00%        03/29/19           112,674
                                                                                                --------------
                                                                                                       482,098
                                                                                                --------------
             LIFE SCIENCES TOOLS & SERVICES - 0.9%
    426,750  InVentiv Health, Inc., Term B-4 Loan................      7.75%        05/15/18           423,549
    259,350  Pharmaceutical Product Development, Inc.
                (Jaguar Holding Company II), Initial Term Loan...      4.25%        08/18/22           252,218
                                                                                                --------------
                                                                                                       675,767
                                                                                                --------------
             MACHINERY - 0.4%
    297,750  Douglas Dynamics LLC, Term Loan B...................      5.25%        12/02/21           295,517
                                                                                                --------------
             MEDIA - 1.3%
    496,231  Formula One (Delta 2 Lux S.A.R.L.),
                Facility B3 (USD)................................      4.75%        07/30/21           482,739
    181,188  Media General, Inc., Term Loan B....................      4.00%        07/31/20           179,829
     96,250  Mergermarket USA, Inc., Initial Term Loan...........      4.50%        02/04/21            93,122
    245,963  WME IMG Worldwide, Inc., Term Loan (First Lien).....      5.25%        05/06/21           243,810
                                                                                                --------------
                                                                                                       999,500
                                                                                                --------------
             OIL, GAS & CONSUMABLE FUELS - 0.0%
    100,000  American Energy Marcellus Holdings LLC, Initial Loan
                (First Lien).....................................      5.25%        08/04/20            33,600
                                                                                                --------------
             PHARMACEUTICALS - 0.9%
    397,125  Akorn, Inc., Loan...................................      5.50%        04/16/21           379,751
    195,348  Patheon, Inc. (JLL/Delta Dutch Newco B.V.),
                Initial Dollar Term Loan.........................      4.25%        03/11/21           188,878
     99,250  Valeant Pharmaceuticals International, Inc.,
                Series F-1 Tranche B Term Loan...................      4.00%        04/01/22            93,568
                                                                                                --------------
                                                                                                       662,197
                                                                                                --------------
             PROFESSIONAL SERVICES - 0.9%
    124,372  Advantage Sales & Marketing, Inc., Initial Term Loan
                (First Lien).....................................      4.25%        07/23/21           120,244
    204,193  Information Resources, Inc., Term Loan..............      4.75%        09/30/20           204,108
    344,750  TransUnion LLC, 2015 Term B-2 Loan..................      3.50%        04/09/21           335,614
                                                                                                --------------
                                                                                                       659,966
                                                                                                --------------
             REAL ESTATE INVESTMENT TRUSTS - 0.2%
    174,563  Communication Sales & Leasing, Inc., Term Loan......      5.00%        10/24/22           161,034
                                                                                                --------------
             ROAD & RAIL - 0.3%
     43,735  Kenan Advantage Group, Inc., Term Loan B-2..........      4.00%        07/31/22            43,407
    137,116  Kenan Advantage Group, Inc., Term Loan B1...........      4.00%        07/31/22           136,088
     19,149  Kenan Advantage Group, Inc., Delayed Draw Term 1
                Loan (d).........................................      1.50% (e)    07/31/22            19,005
                                                                                                --------------
                                                                                                       198,500
                                                                                                --------------
             SOFTWARE - 0.8%
    100,000  Blue Coat Systems, Inc., Initial Term Loan..........      4.50%        05/20/22            97,063
    473,889  BMC Software Finance, Inc., Initial US Term Loan....      5.00%        09/10/20           409,715
    114,383  Triple Point Technologies, Inc., Term Loan
                (First Lien).....................................      5.25%        07/10/20            77,208
                                                                                                --------------
                                                                                                       583,986
                                                                                                --------------
             SPECIALTY RETAIL - 1.1%
    490,022  Neiman Marcus Group, Inc., The, Other Term Loan.....      4.25%        10/25/20           457,661
    223,492  PetSmart, Inc., Tranche B-1 Loan....................      4.25%        03/11/22           219,282
    169,924  Serta Simmons Holdings LLC, Term Loan B.............      4.25%        10/01/19           168,809
                                                                                                --------------
                                                                                                       845,752
                                                                                                --------------


Page 10                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

 PRINCIPAL                                                                           STATED
   VALUE                         DESCRIPTION                         RATE (b)     MATURITY (c)      VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.3%
$   201,661  Dell, Inc., Term B-2 Loan...........................      4.00%        04/29/20    $      200,473
                                                                                                --------------
             TOTAL SENIOR FLOATING-RATE LOAN INTERESTS........................................      19,485,007
             (Cost $20,320,996)                                                                 --------------


                                                                      STATED         STATED
  SHARES                         DESCRIPTION                           RATE         MATURITY        VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
$25 PAR PREFERRED SECURITIES - 3.9%

             BANKS - 1.0%
     31,500  PNC Financial Services Group, Inc., Series Q........      5.38%          (f)              803,250
                                                                                                --------------
             CAPITAL MARKETS - 1.0%
     29,300  Goldman Sachs Group, Inc............................      5.95%          (f)              752,717
                                                                                                --------------
             CONSUMER FINANCE - 1.4%
     42,800  Discover Financial Services, Series B...............      6.50%          (f)            1,119,220
                                                                                                --------------
             MARINE - 0.5%
     14,700  Seaspan Corp., Series D.............................      7.95%          (f)              357,063
                                                                                                --------------
             TOTAL $25 PAR PREFERRED SECURITIES...............................................       3,032,250
             (Cost $2,894,797)                                                                  --------------

$50 PAR PREFERRED SECURITIES - 0.7%

             REAL ESTATE INVESTMENT TRUSTS - 0.7%
     10,000  Weyerhaeuser Co., Series A..........................      6.38%        07/01/16           529,900
             (Cost $541,216)                                                                    --------------

$100 PAR PREFERRED SECURITIES - 0.8%

             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
      6,000  Frontier Communications Corp., Series A.............     11.13%        06/29/18           579,840
             (Cost $601,831)                                                                    --------------


  SHARES                                        DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
INVESTMENT COMPANIES - 2.3%

             CAPITAL MARKETS - 1.5%
      5,700  SPDR S&P 500 ETF Trust...........................................................       1,189,533
                                                                                                --------------
             OIL, GAS & CONSUMABLE FUELS - 0.8%
     32,300  Kayne Anderson MLP Investment Co.................................................         588,829
                                                                                                --------------
             TOTAL INVESTMENT COMPANIES.......................................................       1,778,362
             (Cost $2,318,377)                                                                  --------------

REAL ESTATE INVESTMENT TRUSTS - 3.8%

             REAL ESTATE INVESTMENT TRUSTS - 3.8%
     20,000  Blackstone Mortgage Trust, Inc., Class A.........................................         578,000
      7,500  Crown Castle International Corp..................................................         644,325
     20,000  Hospitality Properties Trust.....................................................         555,400
     20,000  Lamar Advertising Co., Class A...................................................       1,168,200
                                                                                                --------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS..............................................       2,945,925
             (Cost $2,792,509)                                                                  --------------

             TOTAL INVESTMENTS - 124.8%.......................................................      95,857,829
             (Cost $100,162,917) (g)                                                            --------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

 NUMBER OF
 CONTRACTS                                      DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (0.2%)

             Abbvie, Inc. Call
        130  @ $62.50 due December 2015.......................................................  $       (2,600)
                                                                                                --------------
             Apple, Inc. Call
         25  @ 125.00 due December 2015.......................................................            (650)
                                                                                                --------------
             Cardinal Health, Inc. Call
         50  @  90.00 due December 2015.......................................................          (1,750)
                                                                                                --------------
             General Electric Co. Call
        300  @  31.00 due December 2015.......................................................          (3,600)
                                                                                                --------------
             General Motors Co. Call
        275  @  38.00 due December 2015.......................................................          (3,850)
                                                                                                --------------
             Honeywell International, Inc. Call
         50  @ 105.00 due December 2015.......................................................          (6,300)
                                                                                                --------------
             Intel Corp. Call
        200  @  36.00 due December 2015.......................................................          (3,200)
                                                                                                --------------
             JPMorgan Chase & Co. Call
        150  @  70.00 due December 2015.......................................................          (3,450)
                                                                                                --------------
             L Brands, Inc. Call
         50  @  100.00 due December 2015......................................................          (2,600)
                                                                                                --------------
             LyondellBasell Industries N.V. Call
         40  @  100.00 due December 2015......................................................          (3,200)
                                                                                                --------------
             Microchip Technology, Inc. Call
        100  @  49.00 due December 2015.......................................................          (8,100)
                                                                                                --------------
             Medtronic PLC Call
        100  @  80.00 due December 2015.......................................................          (2,400)
                                                                                                --------------
             Microsoft Corp. Call
        180  @  55.00 due December 2015.......................................................         (12,600)
                                                                                                --------------
             Noble Corp. PLC Call
        100  @  15.00 due December 2015.......................................................          (1,600)
                                                                                                --------------
             Philip Morris International, Inc. Call
         75  @  87.50 due December 2015.......................................................          (8,400)
                                                                                                --------------
             S&P 500 Index Calls (h)
         40  @  2,120.00 due December 2015....................................................         (31,120)
         80  @  2,140.00 due December 2015....................................................         (24,800)
         25  @  2,160.00 due December 2015....................................................          (2,900)
                                                                                                --------------
                                                                                                       (58,820)
                                                                                                --------------
             TOTAL CALL OPTIONS WRITTEN.......................................................        (123,120)
             (Premiums received $224,113)                                                       --------------

             OUTSTANDING LOAN - (27.1%).......................................................     (20,800,000)

             NET OTHER ASSETS AND LIABILITIES - 2.5%..........................................       1,882,846
                                                                                                --------------
             NET ASSETS - 100.0%..............................................................  $   76,817,555
                                                                                                ==============


Page 12                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

-----------------------------

(a) All or a portion of these securities are available to serve as collateral for the outstanding loan and call options written.

(b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at November 30, 2015. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d) Delayed Draw Loan (all or a portion of which is unfunded). See Note 2D - Unfunded Loan Commitments in the Notes to Financial Statements.

(e)   Represents commitment fee rate on unfunded loan commitment.

(f)   Perpetual maturity.

(g) Aggregate cost for federal income tax purposes is $100,229,933. As of November 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,120,470 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,492,574.

(h) Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund's portfolio.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                      ASSETS TABLE
                                                                                            LEVEL 2           LEVEL 3
                                                       TOTAL              LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                      VALUE AT            QUOTED           OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                          11/30/2015           PRICES             INPUTS            INPUTS
------------------------------------------------   --------------      -------------      ------------      ------------
Common Stocks*..................................   $   63,329,053      $  63,329,053      $         --      $         --
Master Limited Partnerships*....................        3,212,472          3,212,472                --                --
Common Stocks - Business Development
   Companies*...................................          965,020            965,020                --                --
Senior Floating-Rate Loan Interests*............       19,485,007                 --        19,485,007                --
$25 Par Preferred Securities*...................        3,032,250          3,032,250                --                --
$50 Par Preferred Securities*...................          529,900            529,900                --                --
$100 Par Preferred Securities*..................          579,840            579,840                --                --
Investment Companies*...........................        1,778,362          1,778,362                --                --
Real Estate Investment Trusts*..................        2,945,925          2,945,925                --                --
                                                   --------------      -------------      ------------      ------------
Total Investments...............................   $   95,857,829      $  76,372,822      $ 19,485,007      $         --
                                                   ==============      =============      ============      ============


                                                   LIABILITIES TABLE
                                                                                            LEVEL 2           LEVEL 3
                                                       TOTAL              LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                      VALUE AT            QUOTED           OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                          11/30/2015           PRICES             INPUTS            INPUTS
------------------------------------------------   --------------      -------------      ------------      ------------
Call Options Written............................   $     (123,120)     $    (123,120)     $         --      $         --
                                                   ==============      =============      ============      ============


* See Portfolio of Investments for Industry Breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at November 30, 2015.


                        See Notes to Financial Statements                Page 13

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2015

ASSETS:
Investments, at value
   (Cost $100,162,917)..........................................................................     $   95,857,829
Cash............................................................................................          1,323,761
Receivables:
   Investment securities sold...................................................................            581,923
   Dividends....................................................................................            234,008
   Interest.....................................................................................            159,901
   Dividend reclaims............................................................................                440
Prepaid expenses................................................................................              4,076
                                                                                                     --------------
   Total Assets.................................................................................         98,161,938
                                                                                                     --------------
LIABILITIES:
Outstanding loan................................................................................         20,800,000
Options written, at value (Premiums received $224,113)..........................................            123,120
Payables:
   Investment securities purchased..............................................................            222,750
   Investment advisory fees.....................................................................             79,915
   Audit and tax fees...........................................................................             53,500
   Unfunded loan commitments....................................................................             19,149
   Administrative fees..........................................................................             17,352
   Printing fees................................................................................             14,404
   Interest and fees on loan....................................................................              5,215
   Trustees' fees and expenses..................................................................              2,811
   Transfer agent fees..........................................................................              2,191
   Custodian fees...............................................................................              2,140
   Legal fees...................................................................................              1,065
   Financial reporting fees.....................................................................                771
                                                                                                     --------------
   Total Liabilities............................................................................         21,344,383
                                                                                                     --------------
NET ASSETS......................................................................................     $   76,817,555
                                                                                                     ==============
NET ASSETS CONSIST OF:
Paid-in capital.................................................................................     $  135,726,740
Par value.......................................................................................             82,595
Accumulated net investment income (loss)........................................................            (66,655)
Accumulated net realized gain (loss) on investments and written options.........................        (54,721,030)
Net unrealized appreciation (depreciation) on investments and written options...................         (4,204,095)
                                                                                                     --------------
NET ASSETS......................................................................................     $   76,817,555
                                                                                                     ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)............................     $         9.30
                                                                                                     ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized).....          8,259,517
                                                                                                     ==============


Page 14                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2015

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $22,311)...........................................     $    2,967,739
Interest........................................................................................          1,152,069
Other...........................................................................................             15,842
                                                                                                     --------------
   Total investment income......................................................................          4,135,650
                                                                                                     --------------
EXPENSES:
Investment advisory fees........................................................................          1,029,865
Interest and fees on loan.......................................................................            194,854
Administrative fees.............................................................................            109,924
Audit and tax fees..............................................................................             57,672
Printing fees...................................................................................             38,282
Transfer agent fees.............................................................................             23,069
Trustees' fees and expenses.....................................................................             16,933
Custodian fees..................................................................................             13,681
Financial reporting fees........................................................................              9,250
Legal fees......................................................................................              2,445
Other...........................................................................................             32,324
                                                                                                     --------------
   Total expenses...............................................................................          1,528,299
                                                                                                     --------------
NET INVESTMENT INCOME (LOSS)....................................................................          2,607,351
                                                                                                     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................................................            755,174
   Written options..............................................................................            717,066
                                                                                                     --------------
Net realized gain (loss)........................................................................          1,472,240
                                                                                                     --------------
Net change in unrealized appreciation (depreciation) on:
   Investments..................................................................................         (5,984,448)
   Written options..............................................................................            140,793
                                                                                                     --------------
Net change in unrealized appreciation (depreciation)............................................         (5,843,655)
                                                                                                     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................         (4,371,415)
                                                                                                     --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS................................     $   (1,764,064)
                                                                                                     ==============


                        See Notes to Financial Statements                Page 15

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                           11/30/2015      11/30/2014
                                                                                          ------------    ------------
OPERATIONS:
Net investment income (loss).........................................................     $  2,607,351    $  2,617,161
Net realized gain (loss).............................................................        1,472,240      11,026,076
Net change in unrealized appreciation (depreciation).................................       (5,843,655)     (4,393,725)
Net increase from payment by the Sub-Advisor.........................................               --           3,729
                                                                                          ------------    ------------
Net increase (decrease) in net assets resulting from operations......................       (1,764,064)      9,253,241
                                                                                          ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................       (4,292,340)     (5,451,281)
Return of Capital....................................................................       (1,324,132)             --
                                                                                          ------------    ------------
Total distributions to shareholders..................................................       (5,616,472)     (5,451,281)
                                                                                          ------------    ------------
Total increase (decrease) in net assets..............................................       (7,380,536)      3,801,960

NET ASSETS:
Beginning of period..................................................................       84,198,091      80,396,131
                                                                                          ------------    ------------
End of period........................................................................     $ 76,817,555    $ 84,198,091
                                                                                          ============    ============
Accumulated net investment income (loss) at end of period............................     $    (66,655)   $    (61,469)
                                                                                          ============    ============

COMMON SHARES:
Common Shares at end of period.......................................................        8,259,517       8,259,517
                                                                                          ============    ============


Page 16                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations....................     $   (1,764,064)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments......................................................        (55,590,406)
     Sales, maturities and paydowns of investments.................................         59,692,481
     Proceeds from written options.................................................          3,739,406
     Amount paid to close written options..........................................         (2,947,002)
     Return of capital and realized gain distributions received from investments...            461,202
     Net amortization/accretion of premiums/discounts on investments...............            (20,105)
     Net realized gain/loss on investments and written options.....................         (1,472,240)
     Net change in unrealized appreciation/depreciation on investments
        and written options........................................................          5,843,655

CHANGES IN ASSETS AND LIABILITIES:
     Increase in interest receivable...............................................            (16,022)
     Decrease in dividends receivable..............................................            202,863
     Increase in prepaid expenses..................................................               (290)
     Increase in interest and fees on loan payable.................................              2,661
     Decrease in investment advisory fees payable..................................             (8,327)
     Decrease in legal fees payable................................................             (1,983)
     Decrease in printing fees payable.............................................               (136)
     Decrease in administrative fees payable.......................................             (5,357)
     Decrease in custodian fees payable............................................             (1,936)
     Decrease in transfer agent fees payable.......................................             (2,183)
     Decrease in Trustees' fees and expenses payable...............................                (66)
     Decrease in other liabilities.................................................             (2,638)
                                                                                        --------------
CASH PROVIDED BY OPERATING ACTIVITIES..............................................                       $    8,109,513
                                                                                                          --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to Common Shareholders from net investment income...............         (4,292,340)
     Distributions to Common Shareholders from return of capital...................         (1,324,132)
     Net proceeds from borrowing...................................................          1,700,000
     Repayment of borrowing........................................................         (4,400,000)
                                                                                        --------------
CASH USED IN FINANCING ACTIVITIES..................................................                           (8,316,472)
                                                                                                          --------------
Decrease in cash...................................................................                             (206,959)
Cash at beginning of period........................................................                            1,530,720
                                                                                                          --------------
Cash at end of period..............................................................                       $    1,323,761
                                                                                                          ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest and fees..................................                       $      192,193
                                                                                                          ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          YEAR ENDED NOVEMBER 30,
                                              --------------------------------------------------------------------------------
                                                  2015           2014 (a)         2013 (b)           2012             2011
                                              ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period.........  $    10.19       $     9.73       $     8.63       $     9.20       $     9.93
                                               ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................        0.32             0.32             0.20             0.51             0.84 (c)
Net realized and unrealized gain (loss)......       (0.53)            0.80             1.53            (0.36)           (0.56)
                                               ----------       ----------       ----------       ----------       ----------
Total from investment operations.............       (0.21)            1.12             1.73             0.15             0.28
                                               ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income........................       (0.52)           (0.66)           (0.33)           (0.51)           (0.78)
Return of capital............................       (0.16)              --            (0.30)           (0.21)           (0.24)
                                               ----------       ----------       ----------       ----------       ----------
Total distributions to Common Shareholders          (0.68)           (0.66)           (0.63)           (0.72)           (1.02)
                                               ----------       ----------       ----------       ----------       ----------
Premiums from shares sold in Common Share
   offering..................................          --               --               --               --             0.01
                                               ----------       ----------       ----------       ----------       ----------
Net asset value, end of period...............  $     9.30       $    10.19       $     9.73       $     8.63       $     9.20
                                               ==========       ==========       ==========       ==========       ==========
Market value, end of period..................  $     8.17       $     9.19       $     8.55       $     7.69       $     8.41
                                               ==========       ==========       ==========       ==========       ==========
TOTAL RETURN BASED ON NET ASSET VALUE (d)....       (1.23)%          12.81% (e)       21.52%            2.24% (f)        2.81%
                                               ==========       ==========       ==========       ==========       ==========
TOTAL RETURN BASED ON MARKET VALUE (d).......       (3.79)%          15.78%           19.84%           (0.34)%         (10.96)%
                                               ==========       ==========       ==========       ==========       ==========

-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).........  $   76,818       $   84,198       $   80,396       $   71,261       $   75,980
Ratio of total expenses to average net
   assets....................................        1.90%            1.91%            1.52%            1.48%            1.60%
Ratio of total expenses to average net
   assets excluding interest expense.........        1.65%            1.67%            1.50%            1.48%            1.60%
Ratio of net investment income (loss) to
   average net assets........................        3.24%            3.17%            2.18%            5.60%            8.42%
Portfolio turnover rate......................          54%             112%             184%             790%           1,297%
INDEBTEDNESS:
Total loan outstanding (in 000's)............  $   20,800       $   23,500       $   18,000       $      N/A       $      N/A
Asset coverage per $1,000 of
   indebtedness (g)..........................  $    4,693       $    4,583       $    5,466       $      N/A       $      N/A

-----------------------------

(a) On February 21, 2014, the Fund's Board of Trustees approved an interim and new sub-advisory agreement with Chartwell Investment Partners, Inc., which became the Fund's sub-advisor on March 5, 2014, under the interim sub-advisory agreement. On July 2, 2014, the shareholders voted to approve the new sub-advisory agreement.

(b) On June 9, 2013, the Fund's Board of Trustees approved an interim and new sub-advisory agreement with Chartwell Investment Partners, L.P., which became the Fund's sub-advisor on July 1, 2013, under the interim sub-advisory agreement. On September 16, 2013, the shareholders voted to approve the new sub-advisory agreement.

(c)   Based on average shares outstanding.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e) The Fund received a payment from the sub-advisor in the amount of $3,729. The payment from the sub-advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(f) The Fund received a payment from the former sub-advisor in the amount of $12,651. The payment from the former sub-advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(g) Calculated by taking the Fund's total assets less the Fund's liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.


Page 18                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2015


                                1. ORGANIZATION

First Trust Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend paying, multi-cap equity securities, that Chartwell Investment Partners, LLC ("Sub-Advisor" or "Chartwell") believes offer the potential for attractive income and/or capital appreciation, and debt securities and senior, secured floating rate loans ("Senior Loans")(1) that First Trust Advisors L.P. ("First Trust" or the "Advisor") believes offer the potential for attractive income and/or capital appreciation. The Fund's portfolio consists of two components: (1) the "Equity Component," which consists primarily of equity securities of both U.S. and non-U.S. issuers of any market capitalization that are readily traded on a registered U.S. national securities exchange ("Equity Securities"); and (2) the "Senior Loan/High Yield Debt Component." Chartwell manages the Equity Component of the Fund's portfolio and First Trust manages the Senior Loan/High Yield Debt Component of the Fund's portfolio. The Equity Securities in which the Fund may invest will include common stocks, preferred securities, convertible securities, American Depositary Receipts, including American Depositary Shares, European Depositary Receipts, Global Depositary Receipts and warrants, all of which will generally trade on a registered U.S. national securities exchange. In addition, Equity Securities will also include (including for purposes of the 80% test set forth above) investments in Real Estate Investment Trusts ("REITs"), Master Limited Partnerships ("MLPs") and investment companies, including exchange traded funds and business development companies. The Senior Loan/High Yield Debt Component will primarily consist of (i) Senior Loans and (ii) debt securities that are rated below investment grade (i.e., "junk bonds") or unrated at the time of purchase and deemed to be of comparable credit quality. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated Equity Securities of non-U.S. issuers. On an ongoing and consistent basis, the Fund expects to write (sell) covered call options on equity indices and/or Equity Securities with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objectives. Managed Assets are defined as the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

On September 15, 2015, the Fund commenced a Share Repurchase Program. The program will continue until the earlier of (i) the repurchase of 412,976 common shares, or (ii) six months from implementation of the Fund's Share Repurchase Program. The Fund did not repurchase any of its shares during the period. The Fund expects to continue to evaluate whether to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 412,976 common shares, or (ii) March 15, 2016.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:


-----------------------------
(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2015

      Common stocks, MLPs and other securities listed on any national or foreign exchange (excluding the Nasdaq(R) Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the Fund might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2015

value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities, a third party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the pricing service cannot or does not provide a value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

       1)   the fundamental business data relating to the issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of the security;

       4)   the financial statements of the issuer;

       5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;


       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   issuer's competitive position within the industry;

      13) issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2015, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS

The goal of the option overlay strategy is to generate additional income from option premiums in an attempt to enhance the distributions payable to shareholders and reduce overall portfolio volatility. The Fund generally will write "at-the-money" or "out-of-the-money" call options on stock indices and single stocks. The option strategy is managed by Chartwell. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2015

value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If a single stock option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. Index options, if exercised, are settled in cash and therefore the Fund never has to deliver any physical securities. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written
(sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) on written options" on the Statement of Operations.

Single stock options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

The Fund may hold the securities of REITs. Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

For the year ended November 30, 2015, distributions of $461,202 received from investments have been reclassified as return of capital and realized gain. The cost basis of applicable investments has been reduced accordingly.

D. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments of $19,149 as of November 30, 2015.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level dividend distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2015

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2015, primarily as a result of book/tax treatment of sale of MLP investments, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $1,679,803, an increase in accumulated net realized gain (loss) on investments of $276,367 and a decrease to paid-in capital of $1,956,170.

The tax character of distributions paid during the fiscal years ended November 30, 2015 and 2014 was as follows:

Distributions paid from:                            2015              2014
Ordinary income..............................  $    4,292,340    $     5,451,281
Capital gain.................................              --                 --
Return of capital............................       1,324,132                 --

As of November 30, 2015 the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income................  $           --
Undistributed capital gains..................              --
                                               --------------
Total undistributed earnings.................              --
Accumulated capital and other losses.........     (54,491,015)
Net unrealized appreciation (depreciation)...      (4,338,903)
                                               --------------
Total accumulated earnings (losses)..........     (58,829,918)
Other........................................        (161,862)
Paid-in capital..............................     135,809,335
                                               --------------
Net assets...................................  $   76,817,555
                                               ==============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, maybe carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. During the taxable year ended November 30, 2015, the Fund utilized pre-enactment capital loss carryforwards in the amount of $1,895,683 for federal income tax purposes. At November 30, 2015, the Fund had pre-enactment capital losses for federal income tax purposes of $54,491,015 expiring as follows:

         EXPIRATION DATE          AMOUNT
         November 30, 2016      $30,255,638
         November 30, 2017       17,263,318
         November 30, 2018        5,877,626
         November 30, 2019        1,094,433

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of November 30, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES

The Fund will pay all expenses directly related to its operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2015


3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Chartwell serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets allocated to the Sub-Advisor that is paid by First Trust out of its investment advisory fee.

During the year ended November 30, 2014, the Fund received a payment from the Sub-Advisor of $3,729 in connection with trade errors.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual fee that varies based on whether the Fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairman of the Audit Committee, and Governance Committee and the Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended November 30, 2015 were $54,010,181 and $58,956,417, respectively.

For the fiscal year ended November 30, 2015, written option activity was as follows:

                                                NUMBER
                                                  OF
WRITTEN OPTIONS                                CONTRACTS        PREMIUMS
-----------------------------------------------------------------------------
Options outstanding at November 30, 2014...          870       $   148,775
Options Written............................       26,110         3,739,406
Options Closed.............................       (8,680)       (2,705,810)
Options Exercised..........................       (3,162)         (178,856)
Options Expired............................      (13,168)         (779,402)
                                               ---------       -----------
Options outstanding at November 30, 2015...        1,970       $   224,113
                                               =========       ===========

The following table presents the type of derivative held by the Fund at November 30, 2015, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                           ASSET DERIVATIVES                     LIABILITY DERIVATIVES
                                 -------------------------------------- ----------------------------------------
DERIVATIVE                       STATEMENT OF ASSETS AND                 STATEMENT OF ASSETS AND
INSTRUMENT      RISK EXPOSURE     LIABILITIES LOCATION       VALUE        LIABILITIES LOCATION        VALUE
--------------- ---------------- ----------------------- -------------- ------------------------- --------------
Written Options Equity Risk                --                  --       Options written, at value    $123,120

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               NOVEMBER 30, 2015


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended November 30, 2015, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
---------------------------------------------------------------------------
EQUITY RISK EXPOSURE
Net realized gain (loss) on written options                     $   717,066
Net change in unrealized appreciation (depreciation) on
   written options                                                  140,793

The Fund does not have the right to offset financial assets and financial liabilities related to option contracts on the Statement of Assets and Liabilities.

                                 5. BORROWINGS

The Fund previously entered into a committed facility agreement with Bank of America Merrill Lynch that had a maximum commitment amount of $25,000,000. The borrowing rate under the facility was equal to the 1-month LIBOR plus 70 basis points. In addition, under the facility, the Fund paid a commitment fee of 0.25% on the undrawn amount of such facility on any day that the loan balance is less than 20% of the total commitment amount. The line of credit terminated on December 18, 2014. Effective December 15, 2014, the Fund entered into a credit agreement with Pershing LLC that has a maximum commitment amount of $27,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 70 basis points. The average amount outstanding for the year ended November 30, 2015, was $22,395,068, with a weighted average interest rate of 0.88%. As of November 30, 2015, the Fund had outstanding borrowings of $20,800,000 under this committed facility agreement. The high and low annual interest rates for the year ended November 30, 2015, were 0.92% and 0.82%, respectively. The interest rate at November 30, 2015, was 0.91%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Fund, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas, formerly Chief Financial Officer and Treasurer of the Fund, to serve as the President and Chief Executive Officer and Mr. Swade, formerly an Assistant Treasurer of the Fund, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

On December 16, 2015, TriState Capital Holdings, Inc. ("TriState"), the parent of Chartwell, announced that it had entered into an agreement to acquire The Killen Group, which is an investment manager and advisor to The Berwyn Funds. In the announcement, TriState indicated that The Killen Group will become part of Chartwell, but will work independently and will not be involved with the portfolio management and other services that Chartwell provides to the Fund. The transaction is expected to close in the second quarter of 2016, subject to customary regulatory and closing conditions.

Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees will be allocated equally among each fund in the First Trust Fund Complex and will no longer be allocated pro rata based on each fund's net assets.

On January 11, 2016, the Fund declared a dividend of $0.17 per share to Common Shareholders of record on January 26, 2016, payable January 29, 2016.

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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST DIVIDEND AND INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Dividend and Income Fund (the "Fund"), including the portfolio of investments, as of November 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the Fund's custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Dividend and Income Fund, as of November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
January 25, 2016

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2015, 25.05% qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 31.17% of the ordinary income distributions for the year ended November 30, 2015.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 29, 2015, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust New Opportunities MLP and Energy Fund, First Trust MLP and Energy Income Fund and First Trust Intermediate Duration Preferred & Income Fund was held on April 20, 2015 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust MLP and Energy Income Fund as Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2018. The number of votes cast in favor of Mr. Erickson was 37,202,858, the number of votes against Mr. Erickson was 962,178, and the number of broker non-votes was 7,274,418. The number of votes cast in favor of Mr. Kadlec was 37,237,695, the number of votes against Mr. Kadlec was 927,341, and the number of broker non-votes was 7,274,418. James A. Bowen, Niel
B. Nielson and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)

qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

OPTION RISK: The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objective. The ability to successfully implement the Fund's investment strategy depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

CREDIT RISK: The Senior Loans in which the Fund invests are also subject to credit risk. Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market. In addition, Senior Loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund's ability to settle the sale of Senior Loans. If the economy experiences a sudden downturn, or if the market for the Senior Loans in which the Fund invests becomes distressed, the Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)


                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Dividend and Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Chartwell Investment Partners, Inc. (the "Sub-Advisor"), at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged to a peer group of funds selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"); expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 20, 2015, at which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board considered the significant asset growth of the First Trust Fund Complex and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. The Board also considered the services provided to the Fund by the Advisor's Leveraged Finance Investment Team in connection with the management of the senior loan/high yield debt portfolio for the Fund, noting the presentation by the senior portfolio manager of the Leveraged Finance Investment Team at the April 20, 2015 meeting. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's equity investments and covered call program. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor provides advisory services to another closed-end fund sub-advised by the Sub-Advisor and certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges the same advisory fee rate to the Fund and the other closed-end fund sub-advised by the Sub-Advisor and a lower advisory fee rate to the separately managed accounts. The Board noted the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not charge a lower advisory or sub-advisory fee to any client for which it provides comparable services. The Board also noted that the Advisor retains the entire advisory fee on the portion of the Fund's assets allocated to the senior loan/high yield debt portfolio

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)

managed by the Advisor's Leveraged Finance Investment Team. In addition, the Board reviewed data prepared by MPI showing the advisory fee and expense ratio of the Fund as compared to the advisory fees and expense ratios of the MPI Peer Group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) none of the peer funds employ an advisor/sub-advisor management structure; (iii) peer funds may use different amounts and types of leverage with different costs associated with them, or may use no leverage; and (iv) all of the peer funds are larger than the Fund (most significantly so), which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's advisory fee, based on average net assets, was above the median of the MPI Peer Group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also reviewed data prepared by MPI comparing the Fund's performance for periods ended December 31, 2014 to the performance of the MPI Peer Group and to three benchmark indexes, one of which was a blended benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered data from MPI on the Fund's annual distribution rate as of December 31, 2014 as compared to the MPI Peer Group and the Fund's leverage costs versus the leverage costs of applicable funds in the MPI Peer Group. The Board considered information provided by the Advisor on the Fund's leverage as well, including that leverage was accretive to the Fund's total return in 2014. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount over the same period of a peer group selected by the Advisor, as well as data on the average premium/discount for 2014 for the funds in the MPI Peer Group, and considered factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of the Fund were not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered the Sub-Advisor's representation that assets in the Fund have not grown considerably, so further economies of scale have not been achieved and the sub-advisory rate continues to be appropriate. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the estimated profitability of the Sub Advisory Agreement appeared to be not unreasonable in light of the services provided to the Fund. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including that the Sub-Advisor may enter into soft-dollar arrangements and considered a summary of such arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                   FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF               PRINCIPAL OCCUPATIONS                OVERSEEN BY       DURING PAST
   POSITION WITH THE FUND          SERVICE(2)                  DURING PAST 5 YEARS                   TRUSTEE           5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term   Physician; President, Wheaton Orthopedics;         120        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Fund        Limited Partnership; Member, Sportsmed
  Suite 400                       Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Three-Year Term   President (March 2010 to Present), Senior          120        Director of ADM
c/o First Trust Advisors L.P.                       Vice President and Chief Financial Officer                    Investor Services,
120 E. Liberty Drive,           o Since Fund        (May 2007 to March 2010), ADM Investor                        Inc., ADM
  Suite 400                       Inception         Services, Inc. (Futures Commission                            Investor Services
Wheaton, IL 60187                                   Merchant)                                                     International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Three-Year Term   President (2003 to Present), Hibs                  120        Director of
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                         Trust Company
120 E. Liberty Drive,           o Since Fund        Consulting)                                                   of Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Three-Year Term   Managing Director and Chief Operating              120        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                     Covenant
120 E. Liberty Drive,           o Since Fund        Harapan Educational Foundation (Education                     Transport Inc.
  Suite 400                       Inception         Products and Services); President and                         (May 2003 to
Wheaton, IL 60187                                   Chief Executive Officer (June 2012 to                         May 2014)
D.O.B.: 03/54                                       Present), Servant Interactive LLC
                                                    (Educational Products and Services);
                                                    President and Chief Executive Officer
                                                    (June 2012 to September 2014), Dew d
                                                    Learning LLC (Educational Products an
                                                    Services); President  (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee      o Three-Year Term   Chief Executive Officer (December 2010             120        None
and Chairman of the Board                           to Present) President (until December
120 E. Liberty Drive,           o Since Fund        2010), First Trust Advisors L.P. and First
  Suite 400                       Inception         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                   Board of Directors, BondWave LLC
D.O.B.: 09/55                                       (Software Development Company/
                                                    Investment Advisor) and Stonebridge
                                                    Advisors LLC (Investment Advisor)


-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

(2) Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders. Richard E. Erickson and Thomas
      R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)

     NAME, ADDRESS           POSITION AND OFFICES      TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH              WITH FUND            LENGTH OF SERVICE                        DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley           President and Chief         o Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,     Executive Officer                                    and Chief Financial Officer, First Trust Advisors
  Suite 400                                           o Since January 2012     L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)


James M. Dykas            Treasurer, Chief Financial  o Indefinite Term        Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,     Officer and Chief                                    President (April 2007 to January 2011), First
  Suite 400               Accounting Officer          o Since January 2012     Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66


W. Scott Jardine          Secretary and Chief Legal   o Indefinite Term        General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,     Officer                                              First Trust Portfolios L.P.; Secretary and
  Suite 400                                           o Since Fund             General Counsel, BondWave LLC (Software
Wheaton, IL 60187                                       Inception              Development Company/Investment Advisor);
D.O.B.: 05/60                                                                  Secretary, Stonebridge Advisors LLC
                                                                               (Investment Advisor)

Daniel J. Lindquist       Vice President              o Indefinite Term        Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                          Senior Vice President (September 2005 to July
  Suite 400                                           o Since Fund             2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                       Inception              Portfolios L.P.
D.O.B: 02/70


Kristi A. Maher           Chief Compliance Officer    o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,     and Assistant Secretary                              and First Trust Portfolios L.P.
  Suite 400                                           o Chief Compliance
Wheaton, IL 60187                                       Officer since
D.O.B.: 12/66                                           January 2011

                                                      o Assistant Secretary
                                                        since Fund Inception


-----------------------------
(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                         NOVEMBER 30, 2015 (UNAUDITED)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, LLC
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $49,000 for the fiscal year ended November 30, 2014 and $49,000 for the fiscal year ended November 30, 2015.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2014 and $0 for the fiscal year ended November 30, 2015.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2014 and $0 for the fiscal year ended November 30, 2015.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $4,500 for the fiscal year ended November 30, 2014 and $4,500 for the fiscal year ended November 30, 2015. These fees were for tax consultation and tax return preparation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2014 and $0 for the fiscal year ended November 30, 2015.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2014 and $3,000 for the fiscal year ended November 30, 2015. The fees in 2015 were for a conversion of the fund accounting system for the Fund.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2014 and $0 for the fiscal year ended November 30, 2015.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2014, were $4,500 for the registrant and $43,500 for the registrant's investment adviser, and for the fiscal year ended November 30, 2015, were $7,500 for the registrant and $12,500 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                         CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES

                            o ADOPTED APRIL 11, 1997
                          o AS AMENDED FEBRUARY, 2015


PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines with the exception of those clients who wish their proxies voted in accordance with Taft-Hartley Proxy Voting Guidelines and who have instructed Chartwell to do so. In addition, Clients who wish to instruct Chartwell not to vote in accordance with AFL-CIO Key Vote Survey recommendations, as described below, retain that authority. Clients who wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained ISS, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS' proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner. In addition, Chartwell generally votes in accordance with AFL-CIO Key Votes Survey, a list of proposals and meetings based on recommendations by the AFL-CIO Office of Investment. To the extent that any of the proxy voting positions stated in these Policies are inconsistent with a Key Vote Survey recommendation, Chartwell will generally vote in accordance with the Key Vote Survey recommendation on all impacted securities unless any client has chosen to instruct Chartwell to refrain from doing so. In that case, Chartwell will vote the client's securities position in accordance with these Policies (which may or may not cause the vote to be the same as the Key Vote Survey recommendation).

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

Currently, the Proxy Voting Committee has determined that voting in accordance with AFL-CIO Key Votes Survey recommendations is not a material conflict of interest. In reaching this decision, the Committee recognized that Chartwell has many union clients and many clients that are not union-oriented. By voting all impacted securities positions in accordance with AFL-CIO recommendations, it could be said that Chartwell is attempting to retain or attract existing and prospective union clients. However, the overall number of proxy issues in the AFL-CIO Key Votes Survey on which Chartwell has historically voted is approximately 14 - 30 out of a total of approximately 500 company meetings and thousands of proxy votes cast by Chartwell each year. Chartwell does not use its AFL-CIO Key Votes Survey rankings for marketing purposes, so to the extent any client or prospect becomes aware of how Chartwell votes in the Surveys, it does so on its own. In addition, Union Clients have the ability to instruct Chartwell to vote their proxies entirely in accordance with the Taft-Hartley policy. Recognizing that deciding this is not a material conflict of interest is fundamentally subjective, Chartwell nonetheless discloses its practices to clients and invites clients to instruct Chartwell not to change any vote in these Policies to be consistent with an AFL-CIO Key Votes Survey recommendation (even though voting consistently with these Policies may result in voting the same way).

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

o WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

                           o PROXY VOTING GUIDELINES

Generally, Chartwell votes all proxies in accordance with the following guidelines provided by Institutional Shareholder Services (ISS). These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

1.  ROUTINE/MISCELLANEOUS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business".

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

CHANGE DATE, TIME OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting unless the current scheduling or location is unreasonable.

OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

AUDIT-RELATED
AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

      o The terms of the auditor agreement - the degree to which these agreements impact shareholders' rights;
      o     The motivation and rationale for establishing the agreements;
      o     The quality of disclosure; and
      o     The company's historical practices in the audit area.

VOTE AGAINST or WITHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent;

      o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

      o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

      o     Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

      o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SHAREHOLDER PROPOSALS LIMITING NON-AUDIT SERVICES

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

SHAREHOLDER PROPOSALS ON AUDIT FIRM ROTATION

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

      o     The tenure of the audit firm;

      o     The length of rotation specified in the proposal;

      o     Any significant audit-related issues at the company;

      o     The number of Audit Committee meetings held each year;

      o     The number of financial experts serving on the committee; and

      o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Four fundamental principles apply when determining votes on director nominees:

      1. ACCOUNTABILITY: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

      2. RESPONSIVENESS: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

      3. COMPOSITION: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise and independence, while ensuring active and collaborative participation by all members.

      4. INDEPENDENCE: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation and nomination of directors.

GENERALLY VOTE FOR DIRECTOR NOMINEES, EXCEPT UNDER THE FOLLOWING CIRCUMSTANCES:

1.  ACCOUNTABILITY

Vote AGAINST(1) OR WITHHOLD from the entire board of directors (except new nominees(2), who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

CLASSIFIED BOARD STRUCTURE:

      1.1 The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable;

DIRECTOR PERFORMANCE EVALUATION:

      1.2 The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

            o     A classified board structure;

-----------------------------

1 In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

            o     A supermajority vote requirement;
            o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve out for contested elections;
            o     The inability for shareholders to call special meetings;
            o     The inability for shareholders to act by written consent;
            o     A dual-class capital structure; and/or
            o     A non-shareholder-approved poison pill.

POISON PILLS:

      1.3 The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote AGAINST OR WITHHOLD every year until this feature is removed;

      1.4 The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

      1.5 The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

      1.6 The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

            o The date of the pill's adoption relative to the date of the next meeting of shareholders- i.e., whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
            o     The issuer's rationale;
            o     The issuer's governance structure and practices; and
            o     The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITTHOLD from the members of the Audit Committee if:

      1.7 The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      1.8 The company receives an adverse opinion on the company's financial statements from its auditor; or

      1.9 There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company or its shareholders to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

      1.10 Poor accounting practices are identified that rise to the level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment
In the absence of an Advisory Vote on Executive Compensation ballot item or, in egregious situations, vote AGAINST OR WITHHOLD from the members of the Compensation Committee and potentially the full board if:

      1.11 There is a significant misalignment between CEO pay and company performance (pay for performance);

      1.12  The company maintains significant problematic pay practices;

      1.13 The board exhibits a significant level of poor communication and responsiveness to shareholders;

      1.14 The company fails to submit one-time transfers of stock options to a shareholder vote; or;

      1.15 The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if: The company's response, including:

      1.16 The company's previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

            o     The company's response, including:

                  o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  o Specific actions taken to address the issues that contributed to the low level of support;

                  o     Other recent compensation actions taken by the company;

            o     Whether the issues raised are recurring or isolated;

            o     The company's ownership structure, and

            o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral/Bylaw/Charter Amendments

      1.17 Generally vote AGAINST or WITHHOLD from directors individually, committee members or the entire board (except new nominees, who should be considered CASE-BY-CASE) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:

            o The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

            o Disclosure by the company of any significant engagement with shareholders regarding the amendment;

            o The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

            o The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

            o     The company's ownership structure;

            o     The company's existing governance provisions;

            o Whether the amendment was made prior to or in connection with the company's initial public offering;

            o The timing of the board's amendment to the bylaws/charter in connection with a significant business development;

            o Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members or the entire board, due to:

      1.18 Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;

      1.19  Failure to replace management as appropriate; or

      1.20 Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.   RESPONSIVENESS

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:

      2.1 The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

            o Disclosed outreach efforts by the board to shareholders in the wake of the vote;

            o Rationale provided in the proxy statement for the level of implementation;

            o     The subject matter of the proposal;

            o The level of support for and opposition to the resolution in past meetings;

            o Actions taken by the board in response to the majority vote and its engagement with shareholders;

            o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

            o     Other factors as appropriate.

      2.2 The board failed to act on takeover offers where the majority of shares are tendered;

      2.3 At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

   2.4 The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency;

   2.5 The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

            o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

            o     The company's ownership structure and vote results;

            o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

            o The previous year's support level on the company's say-on-pay proposal.

-----------------------------

(3) Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant Adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

3.  COMPOSITION

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS:

      3.1 Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE(4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

            o     Medical issues/illness;

            o     Family emergencies; and

            o Missing only one meeting (when the total of all meetings is three or fewer).

      3.2 If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question;

OVERBOARDED DIRECTORS:

Vote AGAINST or WITHHOLD from individual directors who:

      3.3   Sit on more than six public company boards; or

      3.4 Are CEOs of public companies who sit on the boards of more than two public companies besides their own - WITHHOLD only at their outside boards(5).

4.  INDEPENDENCE

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

      4.1 The inside or affiliated outside director serves on any of the three key committees: audit, compensation or nominating;

      4.2 The company lacks an audit, compensation or nominating committee so that the full board functions as that committee;

      4.3 The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

      4.4   Independent directors make up less than a majority of the directors.

-----------------------------

4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

2015 ISS CLASSIFICATION OF DIRECTORS

1.    INSIDE DIRECTOR (I)

      1.1.  Current employee((1)) of the company or one of its affiliate(2).

      1.2 Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).

      1.3 Director named in the Summary Compensation Table (excluding former interim officers).

2.    AFFILIATED OUTSIDE DIRECTOR (AO)

      Board Attestation

      2.1. Board attestation that an outside director is not independent. Former CEO/Interim Officer

      2.2.  Former CEO of the company (3)(4).

      2.3.  Former CEO of an acquired company within the past five years (4).

      2.4. Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months, an assessment of the interim CEO's employment agreement will be made (5); Non-CEO Executives

      2.5. Former officer (1) of the company, an affiliateii or an acquired firm within the past five years.

      2.6. Officer(1), former parent or predecessor firm at the time the company was sold or split off from the parent/ predecessor within the past five years.

      2.7. Officer(1), former officer, or general or limited partner of a joint venture or partnership with the company. Family Members

      2.8. Immediate family member(6) of a current or former officer(1) of the company or its affiliate(2) within the last five years.

      2.9. Immediate family member(6) of a current employee of company or its affiliates(2) where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role). Transactional, Professional, Financial, and Charitable Relationships

      2.10. Currently provides (or an immediate family member(6) provides) professional services(7) to the company, to an Affiliate(2) of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

      2.11. Is (or an immediate family member (6) is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services(7) to the company, to an affiliate(2) of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

      2.12. Has (or an immediate family member(6) has) any material transactional relationship(8) with the company or its Affiliate(2) (excluding investments in the company through a private placement).

      2.13. Is (or an immediate family member(6) is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship(8) with the company or its affiliate(2) (excluding investments in the company through a private placement).

      2.14. Is (or an immediate family member(6) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments(8) from the company or its affiliate(2).

      Other Relationships

      2.15. Party to a voting agreement(9) to vote in line with management on proposals being brought to shareholder vote.

      2.16. Has (or an immediate family member(6) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee(10).

      2.17. Founder(11) of the company but not currently an employee.

      2.18. Any material(12) relationship with the company.

3.    INDEPENDENT OUTSIDE DIRECTOR (IO)

      3.1.  No material(12) connection to the company other than a board seat.

FOOTNOTES:

(1) The definition of officer will generally follow that of a "Section 16 officer" (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology and accounting officers of a company (including the president, treasurer, secretary, controller or any vice president in charge of a principal business unit, division or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18:
"Any material relationship with the company". However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

(2) "Affiliate includes a subsidiary, sibling company or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(3) Includes any former CEO of the company prior to the company's initial public offering (IPO).

(4) When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise, taking into account the following factors: the applicable listing standards determination of such director's independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

(5) ISS will look at the terms of the interim officer's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time officer at the time.

(6) "Immediate family member" follows the SEC's definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, nominee for director, executive officer or significant shareholder of the company.

(7) Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision making and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services; educational services and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. "Of Counsel" relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

(8) A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to or receives annual payments from another entity exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient's gross revenues, in the case of a company which follows NYSE/AMEX listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction.)

(9) Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement will generally be classified as independent unless determined otherwise, taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there are any conflicting relationships or related party transactions.

(10) Interlocks include: executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(11) The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause ISS to deem the founder as an independent outsider.

(12) For purposes of ISS's director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

                                     *****

OTHER BOARD-RELATED PROPOSALS

AGE/TERM LIMITS

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO SUCCESSION PLANNING

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

      o     The reasonableness/scope of the request; and

      o The company's existing disclosure on its current CEO succession planning process.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting, unless:

      o The company has proxy access, thereby allowing shareholders to nominate directors to the company's ballot; and

      o The company has adopted a majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

      o Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

      o Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

      o Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      o If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

      o     If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

      o The company's board committee structure, existing subject matter expertise and board nomination provisions relative to that of its peers;

      o The company's existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

      o The company's disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

      o     The scope and structure of the proposal.

ESTABLISH OTHER BOARD COMMITTEE PROPOSALS

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company's flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

      o Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

      o Level of disclosure regarding the issue for which board oversight is sought;

      o Company performance related to the issue for which board oversight is sought;

      o Board committee structure compared to that of other companies in its industry sector; and/or

      o     The scope and structure of the proposal.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies. INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, taking into consideration the following:

      o     The scope of the proposal;

      o     The company's current board leadership structure;

      o     The company's governance structure and practices;

      o     Company performance; and

      o     Any other relevant factors that may be applicable

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS' performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF INDEPENDENT COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE STANDARD FOR THE ELECTION OF DIRECTORS

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for a plurality vote standard in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a shareholder director.

PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE to enact proxy access, taking into account, among other factors:

      o     Company-specific factors; and

      o     Proposal-specific factors, including:

            o The ownership thresholds proposed in the resolution (i.e., percentage and duration);

            o The maximum proportion of directors that shareholders may nominate each year; and

            o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

REQUIRE MORE NOMINEES THAN OPEN SEATS

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

SHAREHOLDER ENGAGEMENT POLICY (SHAREHOLDER ADVISORY COMMITTEE)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/ process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

      o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

      o Effectively disclosed information with respect to this structure to its shareholders;

      o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

      o The company has an independent chairman or a lead director, according to ISS's definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

PROXY CONTESTS - VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE BY CASE on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o     Management's track record;

      o     Background to the proxy contest;

      o     Qualifications of director nominees (both slates);

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates);

      o     Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE BY CASE considering the same factors listed above.

VOTE-NO CAMPAIGNS

In cases where companies are targeted in connection with public "vote no" campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

3.  SHAREHOLDER RIGHTS & DEFENSES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/nomination must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submitted window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

LITIGATION RIGHTS (INCLUDING EXCLUSIVE VENUE AND FEE SHIFTING BYLAW PROVISIONS)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation expenses of the defendant corporation.

Vote CASE-BY-CASE on bylaws which impact shareholders' litigation rights, taking into account such factors as:

      o     The company's stated rationale for adopting such a provision;

      o Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

      o The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

      o Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

NET OPERATING LOSS (NOL) PROTECTIVE AMENDMENTS

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

      o The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

      o     The value of the NOLs;

      o Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

      o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic concerns; and

      o     Any other factors that may be applicable.

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

SHAREHOLDER PROPOSALS TO PUT PILL TO A VOTE AND/OR ADOPT A PILL POLICY

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place, or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

      o     Shareholders have approved the adoption of the plan; or

      o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

MANAGEMENT PROPOSALS TO RATIFY A POISON PILL

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      o     No lower than a 20% trigger, flip-in or flip-over;

      o     A term of no more than three years;

      o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

      o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

MANAGEMENT PROPOSALS TO RATIFY A PILL TO PRESERVE NET OPERATING LOSSES (NOLS)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years (or less) and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

      o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

      o     The value of the NOLs;

      o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of
            NOLs);

      o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

      o     Any other factors that may be applicable.

PROXY VOTING DISCLOSURE, CONFIDENTIALITY, AND TABULATION

Vote CASE-BY-CASE on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE BY CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

      o The election of fewer than 50% of the directors to be elected is contested in the election;

      o     One or more of the dissident's candidates is elected;

      o Shareholders are not permitted to cumulate their votes for directors; and

      o The election occurred, and the expenses were incurred after the adoption of this bylaw.

REINCORPORATION PROPOSALS

Management or shareholder proposals to change a company's state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

      o     Reasons for reincorporation;

      o Comparison of company's governance practices and provisions prior to and following the reincorporation; and

      o Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to take action by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent taking into account the following factors:

      o     Shareholders' current right to act by written consent;

      o     The consent threshold;

      o     The inclusion of exclusionary or prohibitive language;

      o     Investor ownership structure; and

      o Shareholder support of and management's response to previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals, if in addition to the considerations above, the company has the following governance and antitakeover provisions:

      o An unfettered(6) right for shareholders to call special meetings at a 10 percent threshold;

      o     A majority vote standard in uncontested director elections;

      o     No non-shareholder-approved pill; and

      o     An annually elected board.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders' ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

      o     Shareholders' current right to call special meetings;

      o Minimum ownership threshold necessary to call special meetings (10% preferred);

      o     The inclusion of exclusionary or prohibitive language;

      o     Investor ownership structure; and

      o Shareholder support of and management's response to previous shareholder proposals.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

-----------------------------

6 "Unfettered" means no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

VOTE FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

      o     Ownership structure;

      o     Quorum requirements; and

      o     Vote requirements.

4.    CAPITAL/RESTRUCTURING

CAPITAL

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote FOR management proposals to eliminate par value.

COMMON STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o     Past Board Performance;

            o The company's use of authorized shares during the last three years;

      o     The Current Request:

            o Disclosure in the proxy statement of the specific purposes of the proposed increase;

            o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

            o The dilutive impact of the request as determined through an allowable cap calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

DUAL CLASS STRUCTURE

Generally vote AGAINST proposals to create a new class of common stock unless:

      o The company discloses a compelling rationale for the dual-class capital structure, such as:

            o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

            o     The new class of shares will be transitory.

      o The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

      o The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

      o     The size of the company;

      o     The shareholder base; and

      o     The liquidity of the stock.

PREFERRED STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o     Past Board Performance:

            o The company's use of authorized preferred shares during the last three years;

      o     The Current Request:

            o Disclosure in the proxy statement of specific reasons for the proposed increase;

            o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

            o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

            o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

RECAPITALIZATION PLANS

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities) taking into account the following:

      o     More simplified capital structure;

      o     Enhanced liquidity;

      o     Fairness of conversion terms;

      o Impact on voting power and dividends; (3d right arrow) Reasons for the reclassification;

      o     Conflicts of interest; and

      o     Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

      o A stock exchange has provided notice to the company of a potential delisting; or

      o The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS's Common Stock Authorization policy.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS's Common Stock Authorization policy.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

      o     Adverse governance changes;

      o     Excessive increases in authorized capital stock;

      o     Unfair method of distribution;

      o     Diminution of voting rights;

      o     Adverse conversion features;

      o     Negative impact on stock option plans; and

      o     Alternatives such as spin-off.

RESTRUCTURING

APPRAISAL RIGHTS

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

ASSET PURCHASES

Vote CASE BY CASE on asset purchase proposals, considering the following factors:

      o     Purchase price;

      o     Fairness opinion;

      o     Financial and strategic benefits;

      o     How the deal was negotiated;

      o Conflicts of interest; (3d right arrow) Other alternatives for the business;

      o     Non-completion risk.

ASSET SALES

Vote CASE BY CASE on asset sales, considering the following factors:

      o     Impact on the balance sheet/working capital;

      o     Potential elimination of diseconomies;

      o     Anticipated financial and operating benefits;

      o     Anticipated use of funds;

      o     Value received for the asset;

      o     Fairness opinion;

      o     How the deal was negotiated;

      o     Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE BY CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE BY CASE on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

      o     Dilution to existing shareholders' positions;

      o Terms of the offer - discount/premium in purchase to investor, including any fairness opinion; termination penalties; exit strategy;

      o Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;

      o     Management's efforts to pursue other alternatives;

      o Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

      o Conflicts of interest - arm's length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

      o     The reasons for the change;

      o     Any financial or tax benefits;

      o     Regulatory benefits;

      o     Increases in capital structure; and

      o     Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital"); or

      o     Adverse changes in shareholder rights.

GOING PRIVATE AND GOING DARK TRANSACTIONS (LBOS AND MINORITY SQUEEZE-OUTS)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

      o     Offer price/premium;

      o     Fairness opinion;

      o     How the deal was negotiated;

      o     Conflicts of interest;

      o     Other alternatives/offers considered; and

      o     Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

      o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity and market research of the stock);

      o Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

            o     Are all shareholders able to participate in the transaction?

            o Will there be a liquid market for remaining shareholders following the transaction?

            o     Does the company have strong corporate governance?

            o Will insiders reap the gains of control following the proposed transactions?

            o Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

      o     Percentage of assets/business contributed;

      o     Percentage ownership;

      o     Financial and strategic benefits;

      o     Governance structure;

      o     Conflicts of interest;

      o     Other alternatives; and

      o     Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

      o     Management's efforts to pursue other alternatives;

      o     Appraisal value of assets; and

      o     The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o Valuation - Is the value to be received by the largest shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, warrants and convertible debentures taking into consideration:

      o Dilution to existing shareholders' position: the amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly-issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

      o Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

            o The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

            o When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

      o     Financial issues:

            o     The company's financial condition;

            o     Degree of need for capital;

            o     Use of proceeds;

            o     Effect of the financing on the company's cost of capital;

            o     Current and proposed cash burn rate;

            o Going concern viability and the state of the capital and credit markets.

      o Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: a fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

      o     Control issues:

            o     Change in management;

            o     Change in control;

            o     Guaranteed board and committee seats;

            o     Standstill provisions;

            o     Voting agreements;

            o     Veto power over certain corporate actions; and

            o Minority versus majority ownership and corresponding minority discount or majority control premium.

      o     Conflicts of interest:

            o Conflicts of interest should be viewed from the perspective of the company and the investor.

            o Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

      o     Market reaction:

            o The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement or FOR the issuance of warrants and/or convertible debentures in a private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

REORGANIZATION/RESTRUCTURING PLAN (BANKRUPTCY)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

      o     Estimated value and financial prospects of the reorganized company;

      o Percentage ownership of current shareholders in the reorganized company;

      o Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

      o The cause of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

      o     Existence of a superior alternative to the plan of reorganization;
            and

      o     Governance of the reorganized company.

SPECIAL PURPOSE ACQUISITION CORPORATIONS (SPACS)

Vote on a CASE-BY-CASE basis on SPAC mergers and acquisitions taking into account the following:

      o Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

      o Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

      o Deal timing - A main drive for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction and potential conflicts of interest for deals that are announced close to the liquidation date.

      o Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

      o Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party, or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be a sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

      o Voting agreements - Are the sponsors entering into any voting agreements/tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

      o Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

      o     Tax and regulatory advantages;

      o     Planned use of the sale proceeds;

      o     Valuation of spin-off;

      o     Fairness opinion;

      o     Benefits to the parent company;

      o     Conflicts of interest;

      o     Managerial incentives;

      o     Corporate governance changes;

      o     Changes in the capital structure.

VALUE MAXIMIZATION SHAREHOLDER PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

      o     Hiring a financial advisor to explore strategic alternatives;

      o     Selling the company; or

      o Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

      o     Prolonged poor performance with no turnaround in sight;

      o Signs of entrenched board and management (such as the adoption of takeover defenses);

      o     Strategic plan in place for improving value;

      o     Likelihood of receiving reasonable value in a sale or dissolution;
            and

      o The company actively exploring its strategic options, including retaining a financial advisor.

5.    COMPENSATION

EXECUTIVE PAY EVALUATION

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

      1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: this principle encompasses overall executive pay practices, which must be designed to attract, retain and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

      2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages and guaranteed compensation;

      3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

      4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

      5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION - MANAGEMENT PROPOSALS (MANAGEMENT SAY-ON-PAY)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay -
MSOP) if:

      o There is a significant misalignment between CEO pay and company performance (pay for performance);

      o     The company maintains significant problematic pay practices;

      o The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

      o There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

      o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

      o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

      o     The situation is egregious.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

PAY FOR PERFORMANCE EVALUATION

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices(7), this analysis considers the following:

      o     Peer Group(8) Alignment:

            o The degree of alignment between the company's TSR rank and the CEO's annualized total pay rank within a peer group, as measured over a three-year period;

            o The multiple of the CEO's total pay relative to the peer group median.

      o Absolute Alignment(9): the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

      o     The ratio of performance to time-based equity awards;

      o     The overall ratio of performance-based compensation;

      o     The completeness of disclosure and rigor of performance goals;

      o     The company's peer group benchmarking practices;

      o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

      o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

      o     Realizable pay(10) compared to grant pay; and

      o     Any other factors deemed relevant.


PROBLEMATIC PAY PRACTICES

The focus is on executive compensation practices that contravene the global pay principles, including:

      o Problematic practices related to non-performance-based compensation elements;

      o     Incentives that may motivate excessive risk-taking; and

      o     Options backdating.

-----------------------------

7 The Russell 3000E Index includes approximately 4,000 of the largest U. S. equity securities.

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS Industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

9 Only Russell 3000 companies are subject to the Absolute Alignment analysis.

10    ISS research reports include realizable pay for S&P1500 companies.

PROBLEMATIC PAY PRACTICES RELATED TO NON-PERFORMANCE-BASED COMPENSATION ELEMENTS

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

      o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

      o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

      o     New or extended agreements that provide for:

            o CIC payments exceeding 3 times base salary and average/target/most recent bonus;

            o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

            o CIC payments with excise tax gross-ups (including "modified" gross-ups).

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING

      o     Multi-year guaranteed bonuses;

      o A single or common performance metric used for short- and long-term plans;

      o     Lucrative severance packages;

      o     High pay opportunities relative to industry peers;

      o     Disproportionate supplemental pensions; or

      o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

OPTIONS BACKDATING

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

      o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

      o     Duration of options backdating;

      o     Size of restatement due to options backdating;

      o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping of option gains on backdated grants; and

      o Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

COMPENSATION COMMITTEE COMMUNICATIONS AND RESPONSIVENESS
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

      o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

      o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

            o     The company's response including:

                  o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  o Specific actions taken to address the issues that contributed to the low level of support;

                  o     Other recent compensation actions taken by the company;

            o     Whether the issues raised are recurring or isolated;

            o     The company's ownership structure; and

            o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY WHEN ON PAY")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

VOTING ON GOLDEN PARACHUTES IN AN ACQUISITION, MERGER, CONSOLIDATION OR PROPOSED SALE

Vote CASE-BY-CASE on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude and/or timing of issue(s):

      o     Single- or modified-single-trigger cash severance;

      o     Single-trigger acceleration of unvested equity awards;

      o     Excessive cash severance (>3x base salary and bonus);

      o Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

      o Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

      o Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

      o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

EQUITY-BASED AND OTHER INCENTIVE PLANS

Vote CASE-BY-CASE on certain equity-based compensation plans(11) depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

      o PLAN COST: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

            o SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

            o SVT based only on new shares requested plus shares remaining for future grants.

      o     PLAN FEATURES:

            o Automatic single-triggered award vesting upon a change in control (CIC);

            o     Discretionary vesting authority;

            o     Liberal share recycling on various award types;

            o     Lack of minimum vesting period for grants made under the plan.

      o     GRANT PRACTICES:

            o The company's three-year burn rate relative to its industry/market cap peers;

            o Vesting requirements in most recent CEO equity grants (3-year look-back);

            o The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

            o The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

            o     Whether the company maintains a claw-back policy;

            o Whether the company has established post exercise/vesting share-holding requirements.

Generally vote AGAINST the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

      o Awards may vest in connection with a liberal change-of-control definition;

      o The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it - for NYSE and NASDAQ listed companies - or by not prohibiting it when the company has a history of repricing - for non-listed companies);

      o The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

      o Any other plan features are determined to have a significant negative impact on shareholder interests.

-----------------------------

11 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

PLAN COST

Generally vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

SHAREHOLDER VALUE TRANSFER

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's benchmark.(12)

GRANT PRACTICES

THREE-YEAR BURN RATE

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean ((micro)) plus one standard deviation
(o) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage plus or minus the prior year's burn-rate benchmark.

-----------------------------

12 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

2015 BURN RATE BENCHMARKS

                                  S&P500
---------- ----------------------------- ---------- ---------- ------------
                                                    STANDARD   INDUSTRY
GICS               DESCRIPTION           MEAN       DEVIATION  BENCHMARK*
---------- ----------------------------- ---------- ---------- ------------
10         Energy                        1.19%      0.56%      2.00%*
---------- ----------------------------- ---------- ---------- ------------
15         Materials                     1.25%      0.71%      2.00%*
---------- ----------------------------- ---------- ---------- ------------
20         Industrials                   1.44%      0.69%      2.13%
---------- ----------------------------- ---------- ---------- ------------
25         Consumer Discretionary        1.66%      0.84%      2.50%
---------- ----------------------------- ---------- ---------- ------------
30         Consumer Staples              1.42%      0.69%      2.11%
---------- ----------------------------- ---------- ---------- ------------
35         Health Care                   1.99%      0.83%      2.82%
---------- ----------------------------- ---------- ---------- ------------
40         Financials                    1.79%      1.46%      3.25%
---------- ----------------------------- ---------- ---------- ------------
45         Information Technology        3.24%      1.49%      4.73%
---------- ----------------------------- ---------- ---------- ------------
50         Telecommunication Services    0.95%      0.33%      2.00%*
---------- ----------------------------- ---------- ---------- ------------
55         Utilities                     0.82%      0.38%      2.00%*
---------- ----------------------------- ---------- ---------- ------------



                    RUSSELL 3000 (EXCLUDING THE S&P500)
---------- ------------------------------ --------- ---------- ------------
                                                    STANDARD   INDUSTRY
GICS                DESCRIPTION           MEAN      DEVIATION  BENCHMARK*
---------- ------------------------------ --------- ---------- ------------
1010       Energy                         2.55%     2.48%      5.03%
---------- ------------------------------ --------- ---------- ------------
1510       Materials                      1.60%     1.31%      2.91%
---------- ------------------------------ --------- ---------- ------------
2010       Capital Goods                  1.93%     1.22%      3.15%
---------- ------------------------------ --------- ---------- ------------
2020       Commercial & Professional      2.86%     1.70%      4.56%
           Services
---------- ------------------------------ --------- ---------- ------------
2030       Transportation                 1.84%     2.07%      3.91%
---------- ------------------------------ --------- ---------- ------------
2510       Automobiles & Components       2.02%     1.35%      3.37%
---------- ------------------------------ --------- ---------- ------------
2520       Consumer Durables & Apparel    2.32%     1.57%      3.89%
---------- ------------------------------ --------- ---------- ------------
2530       Consumer Services              2.58%     1.63%      4.21%
---------- ------------------------------ --------- ---------- ------------
2540       Media                          2.65%     2.52%      5.17%
---------- ------------------------------ --------- ---------- ------------
2550       Retailing                      2.65%     1.81%      4.46%
---------- ------------------------------ --------- ---------- ------------
3010,
3020,      Consumer Staples               1.73%     1.42%      3.15%
3030
---------- ------------------------------ --------- ---------- ------------
3510       Health Care Equipment &        3.28%     1.85%      5.13%
           Services
---------- ------------------------------ --------- ---------- ------------
3520       Pharmaceuticals &              3.78%     2.21%      5.99%
           Biotechnology
---------- ------------------------------ --------- ---------- ------------
4010       Banks                          1.67%     1.67%      3.34%
---------- ------------------------------ --------- ---------- ------------
4020       Diversified Financials         4.56%     4.43%      8.99%
---------- ------------------------------ --------- ---------- ------------
4030       Insurance                      2.04%     1.80%      3.84%
---------- ------------------------------ --------- ---------- ------------
4040       Real Estate                    1.40%     1.31%      2.71%
---------- ------------------------------ --------- ---------- ------------
4510       Software & Services            4.97%     2.91%      7.88%
---------- ------------------------------ --------- ---------- ------------
4520       Technology Hardware &          3.65%     2.20%      5.85%
           Equipment
---------- ------------------------------ --------- ---------- ------------
4530       Semiconductor Equipment        4.75%     2.15%      6.90%
---------- ------------------------------ --------- ---------- ------------
5010       Telecommunication Services     3.03%     1.51%      4.54%
---------- ------------------------------ --------- ---------- ------------
5510       Utilities                      0.84%     0.54%      2.00%*
---------- ------------------------------ --------- ---------- ------------

                            NON-RUSSELL 3000
--------- ----------------------------- ------- ---------- -------------
                                                STANDARD   INDUSTRY
GICS      DESCRIPTION                   MEAN    DEVIATION  BENCHMARK*
--------- ----------------------------- ------- ---------- -------------
1010      Energy                        2.51%   3.72%      6.23%
--------- ----------------------------- ------- ---------- -------------
1510      Materials                     3.09%   3.89%      6.98%
--------- ----------------------------- ------- ---------- -------------
2010      Capital Goods                 3.54%   3.96%      7.50%
--------- ----------------------------- ------- ---------- -------------
2020      Commercial & Professional     3.88%   3.64%      7.52%
          Services
--------- ----------------------------- ------- ---------- -------------
2030      Transportation                1.73%   2.14%      3.87%
--------- ----------------------------- ------- ---------- -------------
2510      Automobiles & Components      2.19%   2.02%      4.21%
--------- ----------------------------- ------- ---------- -------------
2520      Consumer Durables & Apparel   2.83%   3.05%      5.88%
--------- ----------------------------- ------- ---------- -------------
2530      Consumer Services             2.71%   3.00%      5.71%
--------- ----------------------------- ------- ---------- -------------
2540      Media                         2.70%   2.49%      5.19%
--------- ----------------------------- ------- ---------- -------------
2550      Retailing                     3.79%   2.72%      6.51%
--------- ----------------------------- ------- ---------- -------------
3010,
3020,     Consumer Staples              2.36%   2.96%      5.32%
3030
--------- ----------------------------- ------- ---------- -------------
3510      Health Care Equipment &       4.56%   3.91%      8.47%
          Services
--------- ----------------------------- ------- ---------- -------------
3520      Pharmaceuticals &             4.86%   3.86%      8.72%
          Biotechnology
--------- ----------------------------- ------- ---------- -------------
4010      Banks                         1.20%   1.80%      3.00%
--------- ----------------------------- ------- ---------- -------------
4020      Diversified Financials        2.28%   4.11%      6.39%
--------- ----------------------------- ------- ---------- -------------
4030      Insurance                     1.06%   1.68%      2.74%
--------- ----------------------------- ------- ---------- -------------
4040      Real Estate                   0.93%   1.44%      2.37%
--------- ----------------------------- ------- ---------- -------------
4510      Software & Services           4.62%   3.70%      8.32%
--------- ----------------------------- ------- ---------- -------------
4520      Technology Hardware &         4.07%   3.91%      7.98%
          Equipment
--------- ----------------------------- ------- ---------- -------------
4530      Semiconductor Equipment       4.44%   4.26%      8.70%
--------- ----------------------------- ------- ---------- -------------
5010      Telecommunication Services    3.67%   3.66%      7.33%
--------- ----------------------------- ------- ---------- -------------
5510      Utilities                     1.81%   2.21%      4.02%
--------- ----------------------------- ------- ---------- -------------


* The Benchmark is generally the Mean + Standard Deviation, subject to minimum benchmark of 2%. In addition, year-over-year burn rate benchmark changes are limited to a maximum of two (2) percentage points plus or minus the prior year'

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

---------------------------------------  ---------------------------------------------------
Stock Price Volatility                   MULTIPLIER
---------------------------------------  ---------------------------------------------------
54.6% and higher                         1 full-value award will count as 1.5 option shares
---------------------------------------  ---------------------------------------------------
36.1% or higher and less than 54.6%      1 full-value aware will count as 2.0 option shares
---------------------------------------  ---------------------------------------------------
24.9% or higher and less than 36.1%      1 full-value award will count as 2.5 option shares
---------------------------------------  ---------------------------------------------------
16.5% or higher and less than 24.9%      1 full-value award will count as 3.0 option shares
---------------------------------------  ---------------------------------------------------
7.9% or higher and less than 16.5%       1 full-value award will count as 3.5 option shares
---------------------------------------  ---------------------------------------------------
Less than 7.9%                           1 full-value award will count as 4.0 option shares
---------------------------------------  ---------------------------------------------------

EGREGIOUS FACTORS

LIBERAL CHANGE-IN-CONTROL DEFINITION

Generally vote AGAINST equity plans if the plan has a liberal definition of change-in-control, and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a "potential" takeover, shareholder approval of a merger or other transactions, or similar language.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/ stock appreciate rights (SARs) without prior shareholder approval. "Repricing" includes the ability to do any of the following:

      o Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

      o Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST or WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/ SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PROBLEMATIC PAY PRACTICES OR SIGNIFICANT PAY-FOR-PERFORMANCE DISCONNECT

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

If a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote AGAINST the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

      o     Magnitude of pay misalignment;

      o     Contribution of non-performance-based equity grants to overall pay;
            and

      o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:
DIVIDEND EQUIVALENT RIGHTS

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERs transfer more shareholder equity to employees and non-employee directors, and this cost should be captured.

OPERATING PARTNERSHIP (OP) UNITS IN EQUITY PLAN ANALYSIS OF REAL ESTATE INVESTMENT TRUSTS (REITS)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

      o     Purchase price is at least 85 percent of fair market value;

      o     Offering period is 27 months or less; and

      o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

      o     Purchase price is less than 85 percent of fair market value; or

      o     Offering period is greater than 27 months; or

      o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all of the following features:

      o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

      o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

      o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

      o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

      o     Is only to include administrative features;

      o Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

      o Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

      o Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST such proposals if:

      o The compensation committee does not fully consist of independent outsiders, per ISS' Categorization of Directors; or

      o     The plan or proposal contains excessive problematic provisions.

Vote CASE-BY-CASE on such proposals if:

      o In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company's allowable cap; or

      o A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company's initial public offering (IPO). Perform a full standard as applicable.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

      o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in the money" over the near term;

      o Rationale for the repricing--was the stock price decline beyond management's control?

      o     Is this a value-for-value exchange?

      o     Are surrendered stock options added back to the plan reserve?

      o Options vesting--does the new option vest immediately, or is there a black-out period?

      o Term of the option--the term should remain the same as that of the replaced option;

      o     Exercise price--should be set at fair market or a premium to market;

      o     Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-BY-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of-cash compensation.

TRANSFER STOCK OPTIONS (TSO) PROGRAMS

One-time Transfers: Vote AGAINST or WITHHOLD votes from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

      o Executive officers and non-employee directors are excluded from participating;

      o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

      o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but are not limited, to the following:

      o     Eligibility;

      o     Vesting;

      o     Bid-price;

      o     Term of options;

      o Cost of the program and impact of the TSOs on company's total option expense;

      o     Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

DIRECTOR COMPENSATION

EQUITY PLANS FOR NON-EMPLOYEE DIRECTORS

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

      o Director stock ownership guidelines with a minimum of three times the annual cash retainer;

      o     Vesting schedule or mandatory holding/deferral period:

            - A minimum vesting of three years for stock options or restricted stock; or

            - Deferred stock payable at the end of a three-year deferral period.

      o     Mix between cash and equity:

            - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      o No retirement/benefits and perquisites provided to non-employee directors; and

      o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

NON-EMPLOYEE DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADOPT ANTI-HEDGING/PLEDGING/SPECULATIVE INVESTMENTS POLICY

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company's existing policies regarding responsible use of company stock will be considered.

BONUS BANKING/BONUS BANKING "PLUS"
Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

      o     The company's past practices regarding equity and cash compensation;

      o Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

      o     Whether the company has a rigorous claw-back policy in place.

COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS

Generally vote FOR proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

HOLD EQUITY PAST RETIREMENT OR FOR A SIGNIFICANT PERIOD OF TIME

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

      o While employed and/or for two years following the termination of their employment; or

      o For a substantial period following the lapse of all other vesting requirements for the award ("lock-up period"), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

      o Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:

            -     Rigorous stock ownership guidelines;

            - A holding period requirement coupled with a significant long-term ownership requirement; or

            -     A meaningful retention ratio.

      o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements;

      o Post termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

      o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/ or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

      o Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:

            -     Rigorous stock ownership guidelines, or

            - A holding period requirement coupled with a significant long-term ownership requirement, or

            -     A meaningful retention ratio,

      o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

      o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

NON-DEDUCTIBLE COMPENSATION

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company's existing disclosure practices.

PAY DISPARITY

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees.

PAY FOR PERFORMANCE/PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

      o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

      o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above-target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

PAY FOR SUPERIOR PERFORMANCE

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

      o Set compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

      o Deliver a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

      o Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

      o Establish performance targets for each plan financial metric relative to the performance of the company's peer companies;

      o Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

      o What aspects of the company's annual and long-term equity incentive programs are performance driven?

      o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders, or are they benchmarked against a disclosed peer group?

      o Can shareholders assess the correlation between pay and performance-based on the current disclosure?

      o What type of industry and stage of business cycle does the company belong to?

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

      o Adoption, amendment or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

      o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

      o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

      o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

      o     An executive may not trade in company stock outside the 10b5-1 Plan;

      o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

PROHIBIT CEOS FROM SERVING ON COMPENSATION COMMITTEES

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company's compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and compensation of the committee.

RECOUPMENT OF INCENTIVE OR STOCK COMPENSATION IN SPECIFIED CIRCUMSTANCES

Vote CASE-BY-CASE on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company.

Many companies have adopted policies that permit recoupment in cases where fraud, misconduct or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

      o     If the company has adopted a formal recoupment policy;

      o The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

      o Whether the company has chronic restatement history or material financial problems;

      o Whether the company's policy substantially addresses the concerns raised by the proponent;

      o Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

      o     Any other relevant factors.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

      o     The triggering mechanism should be beyond the control of management;

      o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

      o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SHARE BUYBACK HOLDING PERIODS

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

TAX GROSS-UP PROPOSALS

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

TERMINATION OF EMPLOYMENT PRIOR TO SEVERANCE PAYMENT AND ELIMINATING ACCELERATED VESTING OF UNVESTED EQUITY

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

      o The company's current treatment of equity in change-of-control situations (i.e., is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

      o Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

      Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

6.    SOCIAL/ENVIRONMENTAL ISSUES

GLOBAL APPROACH

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition, the following will also be considered:

      o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

      o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

      o Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

      o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

      o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

      o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

ANIMAL WELFARE

ANIMAL WELFARE POLICIES

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      o The company has already published a set of animal welfare standards and monitors compliance;

      o The company's standards are comparable to or better than those of industry peers; and

      o There are no recent, significant fines or litigation related to the company's treatment of animals.

ANIMAL TESTING

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

      o The company is conducting animal testing programs that are unnecessary or not required by regulation;

      o The company is conducting animal testing when suitable alternatives are accepted and used at industry peers; or

      o There are recent, significant fines or litigation related to the company's treatment of animals.

ANIMAL SLAUGHTER

Generally vote AGAINST proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

CONSUMER ISSUES

GENETICALLY MODIFIED INGREDIENTS

Generally, vote AGAINST proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

      o     The potential impact of such labeling on the company's business;

      o The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

      o Company's current disclosure on the feasibility of GE product labeling.

Generally vote AGAINST proposals seeking a report on the social, health and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such decisions are more appropriately made by management with consideration of current regulations.

REPORTS ON POTENTIALLY CONTROVERSIAL BUSINESS/FINANCIAL PRACTICES

Vote CASE-BY-CASE on requests for reports on the company's potentially controversial business or financial practices or products taking into account:

      o Whether the company has adequately disclosed mechanisms in place to prevent abuses;

      o Whether the company has adequately disclosed the financial risks of the products/practices in question;

      o Whether the company has been subject to violations of related laws or serious controversies; and

      o     Peer companies' policies/practices in this area.

PHARMACEUTICAL PRICING, ACCESS TO MEDICINES, AND PRESCRIPTION DRUG REIMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote CASE-BY-CASE on proposals requesting that the company report on its product pricing or access to medicine policies, considering:

      o The nature of the company's business and the potential for reputational and market risk exposure;

      o     Existing disclosure of relevant policies;

      o     Deviation from established industry norms;

      o Relevant company initiatives to provide research and/or products to disadvantaged consumers;

      o Whether the proposal focuses on specific products or geographic regions; and

      o     The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

PRODUCT SAFETY AND TOXIC/HAZARDOUS MATERIALS

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

      o The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

      o The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

      o The company has not been recently involved in relevant significant controversies, significant fines or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

      o The company's current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;

      o     Current regulations in the markets in which the company operates;
            and

      o Recent significant controversies, litigation or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

TOBACCO-RELATED PROPOSALS

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

      o     Recent related fines, controversies, or significant litigation;

      o Whether the company complies with relevant laws and regulations on the marketing of tobacco;

      o Whether the company's advertising restrictions deviate from those of industry peers;

      o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

      o Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering:

      o     Whether the company complies with all laws and regulations;

      o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; and

      o     The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

CLIMATE CHANGE

CLIMATE CHANGE/GREENHOUSE GAS (GHG) EMISSIONS

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering:

      o The company already provides current, publicly-available information on the impacts that climate change may have on the company, as well as associated policies and procedures to address such risks and/or opportunities;

      o The company's level of disclosure is comparable to that of industry peers; and

      o There are no significant controversies, fines, penalties or litigation associated with the company's environmental performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

      o The company already discloses current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

      o The company's level of disclosure is comparable to that of industry peers; and

      o There are no significant controversies, fines, penalties or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

      o Whether the company provides disclosure of year-over-year GHG emissions performance data;

      o     Whether company disclosure lags behind industry peers;

      o     The company's actual GHG emissions performance;

      o The company's current GHG emission policies, oversight mechanisms and related initiatives; and

      o Whether the company has been the subject of recent, significant violations, fines, litigation or controversy related to GHG emissions.

ENERGY EFFICIENCY

Generally vote FOR proposals requesting that a company report on its energy efficiency policies, unless:

      o The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

      o The proponent requests adoption of specific energy efficiency goals within specific timelines.

RENEWABLE ENERGY

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

DIVERSITY

BOARD DIVERSITY

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

      o The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and

      o The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

      o The degree of existing gender and racial minority diversity on the company's board and among its executive officers;

      o The level of gender and racial minority representation that exists at the company's industry peers;

      o The company's established process for addressing gender and racial minority board representation;

      o Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

      o     The independence of the company's nominating committee;

      o The company uses an outside search firm to identify potential director nominees; and

      o Whether the company has had recent controversies, fines or litigation regarding equal employment practices.

EQUALITY OF OPPORTUNITY

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company's comprehensive workforce diversity data, including requests for EEO-1 data, unless:

      o The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

      o The company already publicly discloses comprehensive workforce diversity data; and

      o     The company has no recent EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administrative burden on the company.

GENDER IDENTITY, SEXUAL ORIENTATION, AND DOMESTIC PARTNER BENEFITS

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

ENVIRONMENT AND SUSTAINABILITY

FACILITY AND WORKPLACE SAFETY

Vote CASE-BY-CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

      o The company's current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

      o The nature of the company's business, specifically regarding company and employee exposure to health and safety risks;

      o Recent significant controversies, fines or violations related to workplace health and safety; and

      o The company's workplace health and safety performance relative to industry peers.

Vote CASE-BY-CASE on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

      o     The company's compliance with applicable regulations and guidelines;

      o The company's current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

      o The existence of recent, significant violations, fines or controversy regarding the safety and security of the company's operations and/or facilities.

GENERAL ENVIRONMENTAL PROPOSALS AND COMMUNITY IMPACT ASSESSMENTS

Vote CASE-BY-CASE on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

      o Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

      o The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;

      o The nature, purpose, and scope of the company's operations in the specific region(s);

      o The degree to which company policies and procedures are consistent with industry norms; and

      o     The scope of the resolution.

HYDRAULIC FRACTURING

Generally vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

      o The company's current level of disclosure of relevant policies and oversight mechanisms;

      o The company's current level of such disclosure relative to its industry peers;

      o Potential relevant local, state, or national regulatory developments; and

      o Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

      o Operations in the specified regions are not permitted by current laws or regulations;

      o The company does not currently have operations or plans to develop operations in these protected regions; or

      o The company's disclosure of its operations and environmental policies in these regions is comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

      o     The nature of the company's business;

      o The current level of disclosure of the company's existing related programs;

      o The timetable and methods of program implementation prescribed by the proposal;

      o     The company's ability to address the issues raised in the proposal;
            and

      o How the company's recycling programs compare to similar programs of its industry peers.

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting that a company report on its policies, initiatives and oversight mechanisms related to social, economic and environmental sustainability, unless:

      o The company already discloses similar information through existing reports or policies such as an environment, health and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

      o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified timeframe.

WATER ISSUES

Vote CASE-BY-CASE on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

      o The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

      o Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

      o The potential financial impact or risk to the company associated with water-related concerns or issues; and

      o Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.

DATA SECURITY, PRIVACY, AND INTERNET ISSUES

Vote CASE-BY-CASE on resolutions requesting the disclosure or implementation of data security, privacy or information access and management policies and procedures, considering:

      o The level of disclosure of policies and procedures relating to data security, privacy, freedom of speech, information access and management and internet censorship;

      o Engagement in dialogue with governments and/or relevant groups with respect to data security, privacy or the free flow of information on the Internet;

      o The scope of business involvement and of investment in countries whose governments censor or monitor the internet and other telecommunications;

      o Applicable market-specific laws or regulations that may be imposed on the company; and

      o Controversies, fines or litigation related to data security, privacy, freedom of speech or internet censorship.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) COMPENSATION-RELATED PROPOSALS

Vote CASE-BY-CASE on proposals to Link, or report on linking, executive compensation to sustainability (environmental and social) criteria considering:

      o Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

      o Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

      o The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

      o The company's current level of disclosure regarding its environmental and social performance.

HUMAN RIGHTS, LABOR ISSUES, AND INTERNATIONAL OPERATIONS

HUMAN RIGHTS PROPOSALS

Generally vote FOR proposals requesting a report on company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

      o The degree to which existing relevant policies and practices are disclosed;

      o Whether or not existing relevant policies are consistent with internationally recognized standards;

      o Whether company facilities and those of its suppliers are monitored and how;

      o Company participation in fair labor organizations or other internationally recognized human rights initiatives;

      o Scope and nature of business conducted in markets known to have higher risk of workplace labor/ human rights abuse;

      o Recent, significant company controversies, fines or litigation regarding human rights at the company or its suppliers;

      o     The scope of the request; and

      o     Deviation from industry sector peer company standards and practices.

Vote CASE-BY-CASE on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

      o The degree to which existing relevant policies and practices are disclosed;

      o Whether or not existing relevant policies are consistent with internationally recognized standards;

      o Whether company facilities and those of its suppliers are monitored and how;

      o Company participation in fair labor organizations or other internationally recognized human rights initiatives;

      o Scope and nature of business conducted in markets known to have higher risk of workplace labor/ human rights abuse;

      o Recent, significant company controversies, fines or litigation regarding human rights at the company or its suppliers;

      o     The scope of the request; and

      o     Deviation from industry sector peer company standards and practices.

Vote CASE-BY-CASE on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

      o The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

      o The company's industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

      o Recent, significant controversies, fines or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

      o     Whether the proposal is unduly burdensome or overly prescriptive.

OPERATIONS IN HIGH RISK MARKETS

Vote CASE-BY-CASE on requests for a report on a company's potential financial and reputational risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

      o The nature, purpose and scope of the operations and business involved that could be affected by social or political disruption;

      o Current disclosure of applicable risk assessment(s) and risk management procedures;

      o     Compliance with U. S. sanctions and laws;

      o     Consideration of other international policies, standards, and laws;
            and

      o Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operation in "high risk" markets.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

      o     Controversies surrounding operations in the relevant market(s);

      o     The value of the requested report to shareholders;

      o The company's current level of disclosure of relevant information on outsourcing and plant closure procedures; and

      o The company's existing human rights standards relative to industry peers.

WEAPONS AND MILITARY SALES

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

POLITICAL ACTIVITIES

LOBBYING

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

      o The company's current disclosure of policies and management and board oversight;

      o The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

      o Recent, significant controversies, fines, or litigation regarding the company's lobbying-related activities; and

      o Recent significant controversies, fines or litigation regarding the company's lobbying-related activities.

POLITICAL CONTRIBUTIONS

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

      o The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

      o The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

      o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

POLITICAL TIES

Generally vote AGAINST proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

      o There are no recent, significant controversies, fines, or litigation regarding the company's political contributions or trade association spending; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

7.    MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

      o     Past performance as a closed-end fund;

      o     Market in which the fund invests;

      o     Measures taken by the board to address the discount; and

      o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

      o     Past performance relative to its peers;

      o     Market in which fund invests;

      o     Measures taken by the board to address the issues;

      o Past shareholder activism, board activity, and votes on related proposals;

      o     Strategy of the incumbents versus the dissidents;

      o     Independence of directors;

      o     Experience and skills of director candidates;

      o     Governance profile of the company;

      o     Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

      o     Proposed and current fee schedules;

      o     Fund category/investment objective; o Performance benchmarks;

      o     Share price performance as compared to peers;

      o     Resulting fees relative to peers;

      o     Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

      o     Stated specific financing purpose;

      o     Possible dilution for common shares;

      o     Whether the shares can be used for antitakeover purposes;

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

      o     Potential competitiveness;

      o     Regulatory developments;

      o     Current and potential returns; and

      o     Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

      o     The fund's target investments;

      o     The reasons given by the fund for the change; and

      o     The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

      o     Political/economic changes in the target market;

      o     Consolidation in the target market; and

      o     Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

      o     Potential competitiveness;

      o     Current and potential returns;

      o     Risk of concentration;

      o     Consolidation in target industry.

BUSINESS DEVELOPMENT COMPANIES - AUTHORIZATION TO SELL SHARES OF COMMON STOCK AT A PRICE BELOW NET ASSET VALUE

Vote FOR proposals authorizing the board to issue shares below Net Asset Value
(NAV) if:

      o The proposal to allow share issuance below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

      o     The sale is deemed to be in the best interests of shareholders by
            (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and

      o The company has demonstrated responsible past use of share issuances by either:

      o Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

      o Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

      o     Strategies employed to salvage the company;

      o     The fund's past performance;

      o     The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

      o     The degree of change implied by the proposal;

      o     The efficiencies that could result;

      o     The state of incorporation;

      o     Regulatory standards and implications.

Vote AGAINST any of the following changes:

      o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

      o Removal of shareholder approval requirement for amendments to the new declaration of trust;

      o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

      o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

      o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

      o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

      o     Regulations of both states;

      o     Required fundamental policies of both states;

      o     The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval if the investment adviser currently employs only subadviser.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

      o     Fees charged to comparably-sized funds with similar objectives;

      o     The proposed distributor's reputation and past performance;

      o     The competitiveness of the fund in the industry;

      o     The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

      o     Resulting fee structure;

      o     Performance of both funds;

      o     Continuity of management personnel;

      o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

      o     Performance of the fund's Net Asset Value (NAV);

      o     The fund's history of shareholder relations;

      o     The performance of other funds under the advisor's management.

8.    FOREIGN PRIVATE ISSUERS LISTED ON U.S. EXCHANGES

Vote AGAINST (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

This document and the information contained in it, including without limitation all text, data, graphs and charts (collectively, the "information") is the property of Institutional Shareholder Services (ISS), its subsidiaries, or, in some cases third party suppliers.

The information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the information assumes the entire risk of any use it may make or permit to be made of the information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

                           FIRST TRUST ADVISORS L.P.
                            PROXY VOTING GUIDELINES

      First Trust Advisors L.P. (the "Adviser") serves as investment adviser providing discretionary investment advisory services for separate managed accounts, ERISA accounts and open- and closed-end investment companies (the "Clients"). As part of these services, the Adviser may have responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser has adopted the following policies and procedures:

      1. It is the Adviser's policy to seek and to ensure that proxies are voted on securities in a Client's account consistently and solely in the best economic interests of the Client.

      2. The Adviser shall be responsible for the oversight of Client proxy voting processes and shall assign a senior member of its staff to be responsible for this oversight.

      3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by Clients. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

      4. The Adviser shall review the ISS recommendations and generally will vote proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the Client. In addition, whenever a conflict of interest arises between ISS and a company subject to a proxy vote, the Adviser will vote the proxy without using the analyses of ISS and will consider the recommendation of the company and what the Adviser believes to be in the best interests of the Client. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Client with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest. With respect to open- and closed-end funds and variable annuity sub-accounts, if there is a conflict of interest between fund shareholders and FTA, the fund's principal underwriter, or sub-adviser, if applicable, FTA will vote the proxy based on the recommendations of ISS to avoid such conflict of interest.

      5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's Clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest.

      6. If a Client requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Client that it is not able to follow the Client's request.

      7. FTA will monitor changes to the ISS guidelines to determine that such guidelines continue to result in a voting policy that is in the best interests of Clients.

      8. In certain circumstances, where FTA has determined that it is consistent with the Client's best interest, FTA will not take steps to ensure that proxies are voted on securities in the Client's accounts. The following are circumstances where this may occur:

            (a) Limited Value. Proxies will not be required to be voted on securities in a Client's account if the value of the Client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the Client's account.

            (b) Securities Lending Program. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, FTA will not take steps to see that loaned securities are voted. However, where FTA determines that a proxy vote, or other shareholder action, is materially important to the Client's account, FTA will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

            (c) Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, FTA may choose not to vote where the cost of voting a Client's proxy would exceed any anticipated benefits to the Client of the proxy proposal (e.g. foreign securities).

      9. For certain open- or closed-end funds relying on Section 12(d)(1)(F) of the 1940 Act, FTA will vote on proxies of securities of investment companies held by such funds in the same proportion as all other holders of such securities (i.e. mirror or echo voting) to the extent possible.

Adopted:    September 15, 2003
Amended:    December 10, 2007
Amended:    September 21, 2009

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2015


PORTFOLIO MANAGEMENT TEAM

EQUITIES AND OPTIONS - CHARTWELL INVESTMENT PARTNERS, L.P.

Chartwell Investment Partners, LLC ("Chartwell"), a wholly owned subsidiary of TriState Capital Holdings, Inc., is a research based equity and fixed-income manager with a disciplined, team-oriented investment process. The Chartwell Portfolio Management Team consists of the following:

DOUGLAS W. KUGLER, CFA
PRINCIPAL, PORTFOLIO MANAGER

Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 18 years of investment industry experience. His areas of focus include the Consumer Discretionary, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

PETER M. SCHOFIELD, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

Mr. Schofield is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has 30 years of investment industry experience. His areas of focus include Consumer Staples, Health Care and Information Technology. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

The investment team for the First Active Dividend Income Fund consists of two portfolio managers with an average of 24 years of investment experience. All team members conduct fundamental research and meet with company management. Purchase and sale decisions are made by the portfolio managers. The day-to-day work and the management of the Fund is divided evenly among the portfolio managers.

SENIOR LOANS AND LEVERAGE - FIRST TRUST ADVISORS, L.P.

William Housey is the Senior Portfolio Manager for the Leveraged Finance Investment Team of First Trust Advisors L.P. ("First Trust") and has primary responsibility for investment decisions. Scott Fries assists Mr. Housey and is also a Senior Credit Analyst assigned to certain industries. The portfolio managers are supported in their portfolio management activities by a team of credit analysts, a designated trader and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts.

WILLIAM HOUSEY, CFA
SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

Mr. Housey joined First Trust in June 2010 as Senior Portfolio Manager in the Leveraged Finance Investment Team and has nearly 18 years of investment experience. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. Mr. Housey holds the Chartered Financial Analyst ("CFA") designation.

SCOTT D. FRIES, CFA
VICE PRESIDENT, PORTFOLIO MANAGER

Mr. Fries joined First Trust in June 2010 as Portfolio Manager in the Leveraged Finance Investment Team and has over 18 years of investment industry experience. Prior to joining First Trust, Mr. Fries spent 15 years and served as Co-Portfolio Manager of Institutional Separately Managed Accounts for Morgan Stanley/Van Kampen Funds, Inc. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF NOVEMBER 30, 2015

                                                                                        # of Accounts    Total Assets
                                                                                         Managed for       for which
         Name of                                             Total # of                which Advisory   Advisory Fee is
   Portfolio Manager                                          Accounts      Total      Fee is Based on     Based on
      or Team Member                Type of Accounts           Managed      Assets       Performance      Performance

Douglas W. Kugler            Registered Investment                1         $308.6            0               $0
                             Companies:
                             Other Pooled Investment              1           $.6             0               $0
                             Vehicles:

                             Other Accounts:                      9         $276.8
                                                                            Million           0               $0
Peter M. Schofield           Registered Investment                2         $347.6            0               $0
                             Companies:
                             Other Pooled Investment              1           $.6             0               $0
                             Vehicles:

                             Other Accounts:                      9         $276.8            0               $0
                                                                            Million

William Housey               Registered Investment                          $1.648
                             Companies:                           4         Billion           0               $0

                             Other Pooled Investment
                             Vehicles:                            2       $80 Million         0               $0

                             Other Accounts:                      0           $0              0               $0



Scott Fries                  Registered Investment                          $1.648
                             Companies:                           4         Billion           0               $0

                             Other Pooled Investment
                             Vehicles:                            2       $80 Million         0               $0

                             Other Accounts:                      0           $0              0               $0

POTENTIAL CONFLICTS OF INTERESTS

CHARTWELL INVESTMENT PARTNERS, L.P.

The portfolio managers manage other accounts for Chartwell including institutional portfolios of similar investment styles. None of these portfolio managers manage any hedge funds nor any accounts with performance-based fees.

When registered funds and investment accounts are managed side-by-side, firm personnel must strictly follow the policies and procedures outlined in our Trade Allocation Policy to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. When registered funds and investment accounts are trading under the same investment product, and thus trading the same securities, shares are allocated on a pro-rata basis based on market value, and all portfolios obtain the same average price.

On a monthly basis, Jon Caffey, a member of Chartwell's Compliance Group, oversees the performance calculation process handled in Operations, and completes a spreadsheet of monthly portfolio returns by client. Caffey provides this spreadsheet to the CEO, CCO and various investment personnel for their review. Any performance dispersion noted by anyone on the distribution list is investigated by Caffey by reviewing the underlying transactional detail, holdings & security weightings by portfolio. This monthly process ensures that all portfolios that are managed under the same investment product are treated fairly, and traded in accordance with firm policy.

FIRST TRUST ADVISORS, L.P.

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the Leveraged Finance Investment Team currently are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security.

First Trust and FTP also maintain a restricted list of all issuers for which the Leveraged Finance Investment Team has material non-public information in its possession and all transactions executed for a fund or account advised or supervised by First Trust or FTP are compared daily against the restricted list.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2015.

CHARTWELL INVESTMENT PARTNERS, L.P.

The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, ownership distribution, and an annual profit-sharing contribution to the firm's retirement plan.

A portfolio manager's and analyst's base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's and analyst's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Chartwell also provides a profit sharing and 401(k) plan for all employees. The annual profit sharing contribution and/or matching contribution from Chartwell is discretionary and based solely on the profitability of the firm.

FIRST TRUST ADVISORS L.P.

The compensation structure for the First Trust Advisors Leveraged Finance Investment Team is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.

Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the First Trust Advisors Leveraged Finance Investment Team are not based upon criteria such as performance of the Registrant and are not directly tied to the value of assets of accounts other than the Fund.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF NOVEMBER 30, 2015

                                       Dollar Range of Registrant
            Name                       Shares Beneficially Owned

            Douglas W. Kugler               $100,001-500,000
            Peter M. Schofield              $100,001-500,000
            William Housey                         $0
            Scott Fries                            $0


(B)      Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.


(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        First Trust Active Dividend Income Fund
              ---------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 25, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 25, 2016
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: January 25, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.